     _________________________________________________________________

                   NEUBERGER & BERMAN EQUITY TRUST AND PORTFOLIOS

                         STATEMENT OF ADDITIONAL INFORMATION

                               DATED DECEMBER 15, 1995

              Neuberger & Berman                Neuberger & Berman
              Manhattan Trust                   Genesis Trust
              (and Neuberger & Berman           (and Neuberger & Berman
              Manhattan Portfolio)              Genesis Portfolio)

              Neuberger & Berman                Neuberger & Berman
              Focus Trust                       Guardian Trust
              (and Neuberger & Berman           (and Neuberger & Berman
              Focus Portfolio)                  Guardian Portfolio)

                                  Neuberger & Berman
                                    Partners Trust
                     (and Neuberger & Berman Partners Portfolio)

                                No-Load Mutual Funds
                 605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                                Toll-Free 800-877-9700

     _________________________________________________________________

                      Neuberger & Berman MANHATTAN Trust, Neuberger & Berman GENESIS Trust, Neuberger & Berman FOCUS Trust, Neuberger & Berman GUARDIAN Trust, and Neuberger & Berman PARTNERS Trust (each a "Fund") are no-load mutual funds that offer shares pursuant to a Prospectus dated December 15, 1995. The above-named Funds invest all of their net investable assets in Neuberger & Berman MANHATTAN Portfolio, Neuberger & Berman GENESIS Port-folio, Neuberger & Berman FOCUS Portfolio, Neuberger & Berman GUARDIAN Portfolio, and Neuberger & Berman PARTNERS Portfolio (each a "Portfolio"), respectively.

                      AN INVESTOR CAN BUY, OWN, AND SELL FUND SHARES ONLY THROUGH AN ACCOUNT WITH A BROKER-DEALER, PENSION PLAN ADMINISTRATOR, OR OTHER INSTITUTION (EACH AN "INSTITUTION") THAT PROVIDES ACCOUNTING, RECORDKEEPING, AND OTHER SERVICES TO INVESTORS AND THAT HAS AN ADMINISTRATIVE SERVICES AGREEMENT WITH NEUBERGER & BERMAN MANAGEMENT INCORPORATED ("N&B MANAGEMENT").

                      The Funds' Prospectus provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from Neuberger & Berman Management Incorporated, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

                      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

                      No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

     INVESTMENT INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .     1
              Investment Policies and Limitations  . . . . . . . . . . . .     1
              Mark  R.  Goldstein,  Portfolio  Manager  of  Neuberger  &
                      Berman MANHATTAN Portfolio . . . . . . . . . . . . .     6
              Judith M.  Vale, Portfolio Manager  of Neuberger &  Berman
                      GENESIS Portfolio  . . . . . . . . . . . . . . . . .     6
              Kent C. Simons  and Lawrence Marx III,  Portfolio Managers
                      of  Neuberger  &  Berman FOCUS  and  Neuberger  &
                      Berman GUARDIAN Portfolios . . . . . . . . . . . . .     7
              Michael  M.  Kassen and  Robert  I.  Gendelman,  Portfolio
                      Managers of Neuberger & Berman PARTNERS Portfolio  .     8
              Additional Investment Information  . . . . . . . . . . . . .     9
              Neuberger  &  Berman  FOCUS  Portfolio  -  Description  of
                      Economic Sectors.  . . . . . . . . . . . . . . . . .    20

     PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .    23
              Total Return Computations  . . . . . . . . . . . . . . . . .    23
              Comparative Information  . . . . . . . . . . . . . . . . . .    25
              Other Performance Information  . . . . . . . . . . . . . . .    26

     CERTAIN RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . .    27

     TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . .    27

     INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES . . . . . . . . . .    34
              Investment Manager and Administrator . . . . . . . . . . . .    34
              Sub-Adviser  . . . . . . . . . . . . . . . . . . . . . . . .    37
              Investment Companies Managed . . . . . . . . . . . . . . . .    38
              Management and Control of N&B Management . . . . . . . . . .    41

     DISTRIBUTION ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . .    42

     ADDITIONAL EXCHANGE INFORMATION . . . . . . . . . . . . . . . . . . .    43

     ADDITIONAL REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . .    44

     DIVIDENDS AND OTHER DISTRIBUTIONS . . . . . . . . . . . . . . . . . .    45

     ADDITIONAL TAX INFORMATION  . . . . . . . . . . . . . . . . . . . . .    46
              Taxation of the Funds  . . . . . . . . . . . . . . . . . . .    46
              Taxation of the Portfolios . . . . . . . . . . . . . . . . .    47
              Taxation of the Funds' Shareholders  . . . . . . . . . . . .    50

     PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . .    50
              Portfolio Turnover . . . . . . . . . . . . . . . . . . . . .    57

     REPORTS TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . .    57

                                                                            Page


     ORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57

     CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . .    57

     INDEPENDENT AUDITORS/ACCOUNTANTS  . . . . . . . . . . . . . . . . . .    58

     LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . .    58

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . .    58

     REGISTRATION STATEMENT  . . . . . . . . . . . . . . . . . . . . . . .    62

     FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .    63

     Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64
              RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER  . . . . . .    64

     Appendix B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67
              PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . .    67

     Appendix C  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    68
              THE ART OF INVESTMENT:  A CONVERSATION WITH ROY NEUBERGER  .    68

                                INVESTMENT INFORMATION

                      Each  Fund is  a  separate series  of  Neuberger &  Berman
     Equity Trust ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each Fund seeks its investment objective by investing all of its net investable assets in a Portfolio of Equity Managers Trust ("Managers Trust") that has an investment objective identical to, and a name similar to, that of the Fund. Each Portfolio, in turn, invests in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. (The Trust and Managers Trust, which is an open-end management investment company managed by N&B Management, are together referred to below as the "Trusts.") Prior to January 1, 1995, the names of Neuberger & Berman FOCUS Trust and Neuberger & Berman FOCUS Portfolio were Neuberger & Berman Selected Sectors Trust and Neuberger & Berman Selected Sectors Portfolio, respectively.

                      The following  information supplements  the discussion  in the Prospectus of the investment objective, policies, and limitations of each Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund and Portfolio are not fundamental. Although any investment policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of Managers Trust ("Portfolio Trustees") without shareholder approval, each Fund intends to notify its shareholders before changing its investment objective or implementing any material change in any non-fundamental policy or limitation. The fundamental investment policies and limitations of a Fund or a Portfolio may not be changed without the approval of the lesser of (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or (2) a majority of the outstanding shares of the Fund or Portfolio. This vote is required by the Investment Company Act of 1940 ("1940 Act") and is referred to in this SAI as a "1940 Act majority vote." Whenever a Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Portfolio, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

     Investment Policies and Limitations
     -----------------------------------
                      Each  Fund   has  the   following  fundamental  investment
     policy, to enable it to invest in its corresponding Portfolio:

              Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substan-tially the same investment objective, policies, and limitations as the Fund.

                      All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies and limitations of the Portfolios, it applies equally to their corresponding Funds.

                      Except for the limitation on borrowing and the limitation on ownership of portfolio securities by officers and trustees, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Portfolio.

                      The   Portfolios'  fundamental   investment  policies  and
     limitations are as follows:

                      1. Borrowing. No Portfolio may borrow money, except that a Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and
     (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Portfolio's total assets, that Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

                      2. Commodities. No Portfolio may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

                      3. Diversification. No Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

                      4. Industry Concentration. No Portfolio may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                      5.       Lending.   No Portfolio may lend  any security or
     make any other loan if, as a result, more  than 33-1/3% of its total assets

     (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

                      6. Real Estate. No Portfolio may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

                      7. Senior Securities. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

                      8. Underwriting. No Portfolio may underwrite securities of other issuers, except to the extent that a Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

                      The following non-fundamental investment policies and limitations apply to all Portfolios:

                      1. Borrowing. No Portfolio may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

                      2.       Lending.    Except  for  the   purchase  of  debt
     securities and engaging in repurchase agreements, no Portfolio may make any loans other than securities loans.

                      3. Investments in Other Investment Companies. No Portfolio may purchase securities of other investment companies, except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

                      4. Margin Transactions. No Portfolio may purchase securities on margin from brokers or other lenders, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

                      5. Short Sales. No Portfolio may sell securities short unless it owns, or has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold. Transactions in forward contracts, futures contracts and options shall not constitute selling securities short.

                      6. Ownership of Portfolio Securities by Officers and Trustees. No Portfolio may purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.

                      7. Unseasoned Issuers. No Portfolio may purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

                      8. Puts, Calls, Straddles, or Spreads. No Portfolio may invest in puts, calls, straddles, spreads, or any combination thereof, except that each Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transac-tions. The Portfolios do not construe the foregoing limitation to pre-clude them from purchasing or writing options on futures contracts or from purchasing securities with rights to put the securities to the issuer or a guarantor.

                      9. Illiquid Securities. No Portfolio may purchase any security if, as a result, more than 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

                      10. Foreign Securities. No Portfolio may invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

                      11. Oil and Gas Programs. No Portfolio may invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but each Portfolio may purchase securities of companies that own interests in any of the foregoing.

                      12. Real Estate. No Portfolio may purchase or sell real property (including interests in real estate limited partnerships, but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies that invest in real estate); provided that no Portfolio may purchase any security if, as a result, more than 10% of its total assets would be invested in securities of real estate investment trusts.

                      In addition to the foregoing non-fundamental investment policies and limitations, which apply to each Portfolio, the following non-fundamental investment policies and limitations apply to the indicated
     Portfolios:

                      13. Investments in Any One Issuer (Neuberger & Berman GENESIS, Neuberger & Berman FOCUS, and Neuberger & Berman GUARDIAN Portfolios). None of these Portfolios may purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

                      14. Warrants (Neuberger & Berman GENESIS, Neuberger & Berman FOCUS, and Neuberger & Berman GUARDIAN Portfolios). None of these Portfolios may invest more than 5% of its net assets in warrants, including warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("AmEx"), or more than 2% of its net assets in such unlisted warrants. For purposes of this limitation, warrants are valued at the lower of cost or market value, and warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

                      15. Pledging (Neuberger & Berman GENESIS and Neuberger & Berman GUARDIAN Portfolios). Neither of these Portfolios may pledge or hypothecate any of its assets, except that (i) for Neuberger & Berman GENESIS Portfolio, this limitation does not apply to the deposit of portfolio securities as collateral in connection with short sales against-the-box, and the Portfolio may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Portfolio may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Portfolio to a mutual insurance company of which the Portfolio is a member.

                      16.      Sector Concentration  (Neuberger &  Berman  FOCUS
     Portfolio).   This Portfolio  may not  invest more  than 50%  of its  total assets in any one economic sector.

                      Each Portfolio, as an operating policy, does not intend to invest in futures contracts and options thereon during the coming year.

     Mark R. Goldstein, Portfolio Manager of Neuberger & Berman MANHATTAN Portfolio
     --------------------------------------------------------------------
                      Neuberger & Berman MANHATTAN Portfolio's objective is capital appreciation, without regard to income. "The Portfolio differs from the other Portfolios in its willingness to invest in stocks with price/earnings ratios or price-to-cash-flow ratios that are reasonable relative to a company's growth prospects and that of the general market," says Mark Goldstein, its portfolio manager. Mr. Goldstein has
     consistently  followed  this   approach  as  a  portfolio  manager  at  N&B
     Management. He looks for stocks of financially sound companies with a special market capability, a competitive advantage or a product that makes them particularly attractive over the long term, but likes to purchase them at a reasonable price relative to their growth rates. Mr. Goldstein calls this approach "GARP" -- growth at a reasonable price. "An investor shouldn't try to beat the market by trading funds like stocks. The hardest thing to do -- but the best thing to do -- is to put in some money when the market is down and keep it there. That's how one really builds wealth over the long term -- a mutual fund is a great long-term investment."

                      "We view value both on a relative and an absolute basis, so we may buy stocks with somewhat above-market historical growth rates," Mr. Goldstein explains. "We also tend to stay more fully invested when we think the market is attractive for quality growth companies. But we will get out of stocks and into cash when we think there are no reasonable values available."

     Judith M. Vale, Portfolio Manager of Neuberger & Berman GENESIS Portfolio
     -------------------------------------------------------------------------
                      The   predecessor  of  Neuberger  &  Berman  GENESIS  Fund
     (which, like Neuberger & Berman GENESIS Trust, invests all its net investable assets in Neuberger & Berman GENESIS Portfolio) was established in 1988. A long-term growth fund dedicated to small capitalization stocks (companies with total market value of outstanding capital stock of less than $750 million), Neuberger & Berman GENESIS Portfolio is devoted to the same value principles as the other equity funds managed by N&B Management. "Neuberger & Berman GENESIS Portfolio buys stocks that we believe are CURRENTLY undervalued, unlike small capitalization stock funds offered by many other firms, which look for companies whose earnings reflect FUTURE developments," says its portfolio manager Judith Vale.

                      "Many people think that small capitalization stock funds are predominantly invested in high-risk, high-tech companies. Not Neuberger & Berman GENESIS Portfolio. We look for the same fundamentals in small capitalization stocks as our other funds look for in stocks of larger companies. We stick to the areas we understand. I'm looking for the most persistent earnings growth at the lowest multiple." Ms. Vale looks for well-established companies with entrepreneurial management and sound finances. She also looks for catalysts to exposing value, such as management changes and new product lines. Often, these are firms that have suffered temporary setbacks or undergone a restructuring.

                      Why a small capitalization stock fund? Research has demonstrated that, over the last 30 years, smaller capitalization stocks as a group have outperformed larger capitalization stocks two-thirds of the time.1/ Ms. Vale points out, "This Portfolio offers the ability to share in the growth potential of small capitalization stocks."

     Kent C. Simons and Lawrence Marx III, Portfolio Managers of Neuberger & Berman FOCUS and Neuberger & Berman GUARDIAN Portfolios
     -----------------------------------------------------------------------
                      These Portfolios are managed by two veterans of N&B Man-agement who have consistently followed their value-oriented philosophy over many years: Kent Simons and Larry Marx.

                      Neuberger & Berman FOCUS Portfolio's investment objective is long-term capital appreciation. Like the other Portfolios that use a value-oriented investment approach, it seeks to buy undervalued securities that offer opportunities for growth, but then focuses its assets in those sectors where undervalued stocks are clustered. "We begin by looking for stocks that are selling for less than we think they're worth, a 'bottom-up approach'" says Mr. Simons. "More often than not, such stocks are in a few economic sectors that are out of favor and are undervalued as a group. I think 90% of cheap stocks deserve to be cheap. My job is to find the 10% that don't."

                      "We don't pick sectors for Neuberger & Berman FOCUS Portfolio based on our perception of how the economy is going to do. Nor do we engage in making economic or currency predictions. We look for stocks with either low relative or low absolute valuations," explains Mr. Marx. "Often, these stocks will be found in a particular sector, but we didn't start out being bullish on that sector. It's just where we happened to find the values. We find that if one company comes under a cloud, it tends to happen to its whole industry. If an investment manager rotated the sectors in a portfolio by buying sectors when they are undervalued and selling them when they become fully valued, the manager would be able to achieve above-average performance."

                      Neuberger & Berman GUARDIAN Portfolio subscribes to the same stock-picking philosophy followed since 1950, when Roy R. Neuberger founded the predecessor of Neuberger & Berman GUARDIAN Fund, which, like Neuberger & Berman GUARDIAN Trust, invests all its net investable assets in Neuberger & Berman GUARDIAN Portfolio.

                      It's no great trick for a mutual fund to make money when the market is rising. The tide that lifts stock values will carry most funds along. The true test of management is its ability to make money even when the market is flat or declining. By that measure, the Fund, Neuberger & Berman GUARDIAN Fund and its predecessor have served shareholders well and have paid a dividend every quarter and a capital gain distribution EVERY YEAR since 1950. Of course, there can be no assurance that this trend will continue.




     1/       Source:  Ibbotson and Sinquefield.

                      Both Mr. Simons and Mr. Marx place a high premium on being knowledgeable about the companies whose stocks they buy for Neuberger & Berman GUARDIAN Portfolio. That knowledge is important, because sometimes it takes courage to buy stocks that the rest of the market has forsaken. Says Mr. Marx, "We're usually early in and early out. We'd rather buy an undervalued stock because we expect it to become fairly valued than buy one fairly valued and hope it becomes overvalued. We like a stock 'under a rock' or with a cloud over it; you are not going to get great companies at great valuations when the market perception is great."

                      "People who switch around a  lot are not going  to benefit
     from  our  approach.   They're  following the  market  -- we're  looking at
     fundamentals."

     Michael M. Kassen and Robert I. Gendelman, Portfolio Managers of Neuberger & Berman PARTNERS Portfolio
     --------------------------------------------------------------------------
                      "Neuberger & Berman PARTNERS Portfolio's objective is capital growth," say its portfolio managers Michael Kassen and Robert Gendelman. "We want to make money in good markets and not give up those gains during rough times."

                      "Our investors seek consistent performance and have a moderate risk tolerance. They do know, however, that stock investments can provide the long-term upside potential essential to meeting their long-term investment goals, particularly a comfortable retirement and planning for a college education."

                      "We look for stocks that are undervalued in the marketplace either in relation to strong current fundamentals, such as low price-to-earnings ratios, consistent cash flow, and support from asset values, or in relation to the growth of their future earnings, as projected by N&B Management. If the market goes down, those stocks we elect to hold, historically, go down less."

                      The co-portfolio managers monitor stocks of medium- to large-sized companies that often are not closely scrutinized by other investors. The managers research these companies in order to determine if they will produce a new product, become an acquisition target, or undergo a financial restructuring.

                      What else catches Mr. Kassen's and Mr. Gendelman's eyes? "We like managements that own their own stock. These companies usually seek to build shareholder wealth by buying back shares or making acquisitions that have a swift and positive impact on the bottom line."

                      To increase the upside potential, the managers zero in on companies that dominate their industries or their specialized niches. Their reasoning? "Market leaders tend to earn higher levels of profits."

                      Neuberger & Berman PARTNERS Portfolio invests in a wide array of stocks, and no single stock makes up more than a small fraction of the Portfolio's total assets. Of course, the Portfolio's holdings are subject to change.

     Additional Investment Information
     ---------------------------------
                      Some or all of the Portfolios, as indicated below, may make the following investments, among others, although they may not buy all of the types of securities or use all of the investment techniques that are described.

                      Repurchase Agreements (All Portfolios). Repurchase agreements are agreements under which a Portfolio purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. No Portfolio may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Portfolio may enter into a repurchase agreement only if
     (1) the underlying securities are of the type that the Portfolio's investment policies and limitations would allow it to purchase directly,
     (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the
     Portfolio's account by its custodian or a bank acting as the Portfolio's agent.

                      Securities Loans (All Portfolios). In order to realize income, each Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. N&B Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

                      Restricted Securities and Rule 144A Securities (All Portfolios). Each Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed further to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A, and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity. N&B Management, acting under guide-lines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

                      Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Portfolio's 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) limit on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Portfolio Trustees.

                      Reverse Repurchase Agreements (All Portfolios). In a reverse repurchase agreement, a Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolios' investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Portfolio will maintain with its custodian in a segregated account cash, U.S. Government or Agency Securities, or other liquid, high-grade debt securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the agreement. There is a risk that the contra-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

                      Foreign Securities (All Portfolios). Each Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers (including banks, governments, and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable certificates of depo-sit ("CDs"), bankers' acceptances and commercial paper. These investments are subject to each Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diver-sification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States.

                      Each Portfolio also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments or their subdivisions, agencies, and instrumentali-ties, international agencies, and supranational entities. Investing in foreign currency denominated securities includes the special risks asso-ciated with investing in non-U.S. issuers described in the preceding paragraph and the additional risks of (1) adverse changes in foreign exchange rates, (2) nationalization, expropriation, or confiscatory taxa-tion, (3) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States), and (4) expropriation or nationalization of foreign portfolio companies. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios endeavor to achieve the most favorable net results on portfolio transactions. Each Portfolio may invest only in securities of issuers in countries whose governments are considered stable by N&B Management.

                      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements, and transaction costs of foreign currency conversions.

                      Prices  of  foreign  securities  and  exchange  rates  for foreign currencies may be affected by the interest rates prevailing in other countries. Interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

                      Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

                      In order to limit the risk inherent in investing in foreign currency denominated securities, a Portfolio may not purchase any such security if, after such purchase, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within that limitation, however, no Portfolio is restricted in the amount it may invest in securities denominated in any one foreign currency.

                      Covered Call Options (All Portfolios). Each Portfolio may write or purchase covered call options on securities it owns valued at up to 10% of its net assets. Generally, the purpose of writing and purchasing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's net asset values ("NAVs"). Portfolio securities on which call options may be written and purchased by a Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

                      When a Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time the purchaser requests until a certain date, and receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price, thereby giving up any additional gain on the security.

                      Each Portfolio writes only "covered" call options on securities it owns. The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolios will not do), but is capable of enhancing the Portfolios' total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

                      If a call option that a Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

                      When a Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Portfolio would purchase a call option to offset a previously written call option.

                      The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

                      Options are  traded both on  national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio writes an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Portfolio originally sold the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless a
     Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which a Portfolio may engage in OTC options transactions, and limits the Portfolios' counter-parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.

                      The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                      The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the sales price on the option's last reported trade on that day before the time the Portfolio's NAV is computed or, in the absence of any trades thereof on that day, the mean between the closing bid and ask prices.

                      Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. If any Portfolio desires to sell a security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect closing transactions at favorable prices. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.

                      A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call option. However, because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

                      A Portfolio pays brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

                      Options normally have expiration dates between three and nine months from the date written. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written.

                      Forward Foreign Currency Contracts (All Portfolios). Each Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a fixed price ("forward contracts") in amounts not exceeding 5% of its net assets. The Portfolios enter into forward contracts in an attempt to hedge against expected changes in prevailing currency exchange rates. The Portfolios do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effec-tive return on securities denominated in foreign currencies that are held or intended to be acquired by them. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of pro-tecting the U.S. dollar value of securities held or to be acquired by a Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

                      N&B Management believes  that the use of  foreign currency hedging techniques, including "cross-hedges," can help protect against declines in the U.S. dollar value of income available for distribution and declines in a Portfolio's NAV resulting from adverse changes in currency exchange rates. For example, the return available from securities denomi-nated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward contract to sell a different foreign currency, where the contract is available on terms more advantageous to a Portfolio than a contract to sell the currency in which the securities being hedged are denominated. N&B Management believes that hedges and cross-hedges can, therefore, provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. However, a hedge or cross-hedge cannot protect against exchange rate risks perfectly, and, if N&B Management is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advantageous position than if such a hedge had not been established. In addition, because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.

                      Options on Foreign Currencies (All Portfolios). Each Portfolio may write and purchase covered call and put options on foreign currencies, in amounts not exceeding 5% of its net assets. A Portfolio would engage in such transactions to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The risks of currency options are similar to the risks of other options, discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. To the extent a
     Portfolio writes options on foreign currencies that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC") other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

            General Considerations Involving Options and Forward Contracts
                        (collectively, "Hedging Instruments")

                      Risks Involved in Using Hedging Instruments. The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities held or to be acquired by a Portfolio and changes in market value of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instru-ments are different from those needed to select a Portfolio's securities;
     (4) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities in connection with its use of Hedging Instruments. N&B Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble that of a Portfolio's underlying securities. N&B Management intends to reduce the risk that a Portfolio will be unable to close out Hedging Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market. Hedging Instruments used by the Portfolios are generally considered "derivatives." There can be no assurance that a Portfolio's use of Hedging Instruments will be successful.

                      The Portfolios' use of Hedging Instruments may be limited by the requirements of the Internal Revenue Code of 1986, as amended ("Code"), that apply to each Fund for qualification as a regulated investment company ("RIC"). See "Additional Tax Information."

                      Cover for Hedging Instruments. Each Portfolio will com-ply with SEC guidelines regarding cover for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian cash, U.S. Government or Agency Securities, or other liquid, high-grade debt securities in the prescribed amount. Securities held in a segregated account cannot be sold while the option or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. A Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid option or forward position; this inability may result in a loss to the Portfolio.

                      Fixed  Income  Securities  (All  Portfolios).   While  the
     emphasis of the Portfolios' investment programs is on common stocks and other equity securities (including preferred stocks and securities convertible into or exchangeable for common stocks), the Portfolios may also invest in money market instruments, U.S. Government or Agency Securities, and other fixed income securities. Each Portfolio may invest in corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities"). In addition, Neuberger & Berman PARTNERS Portfolio may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. The Portfolios rely primarily on ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

                      Fixed  income securities  are subject  to the  risk of  an
     issuer's  inability  to  meet  principal  and  interest  payments   on  its
     obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. N&B Management will invest in such securities only when it concludes that the anticipated return to Neuberger & Berman PARTNERS Portfolio and its corresponding Fund on such an investment warrants exposure to the additional level of risk.

                      Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would not be eligible for purchase by that Portfolio. In such a case, N&B Management will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of such securities will not exceed 5% of its net assets.

                      Commercial Paper (All Portfolios). Commercial paper is a short-term debt security issued by a corporation or bank for purposes such as financing current operations. The Portfolios may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by N&B Management to be of equivalent quality.

                      Each Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

                      Zero Coupon Securities (Neuberger & Berman PARTNERS Portfolio). This Portfolio may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

                      The discount on zero coupon securities ("original issue discount") is taken into account by the Portfolio prior to the receipt of any actual payments. Because Neuberger & Berman PARTNERS Trust must distribute substantially all of its income (including its pro rata share of the Portfolio's original issue discount) to its shareholders each year for income and excise tax purposes (see "Additional Tax Information --
      Taxation of the Funds"), the Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the corresponding Fund's distribution requirements.

                      The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodi-cally. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

                      Convertible Securities (All Portfolios). The Portfolios may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

                      Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and the corresponding Fund's ability to achieve their investment objectives.

                      Preferred Stock (All Portfolios). The Portfolios may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     Neuberger & Berman FOCUS Portfolio - Description of Economic Sectors.
     ---------------------------------------------------------------------
                      Neuberger & Berman FOCUS Portfolio seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally concentrating at least 90% of its investments in not more than six such sectors:

              (1)     Autos and  Housing Sector:   Companies engaged in  design,
     production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

              (2)     Consumer Goods and Services Sector:   Companies engaged in
     providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

              (3)     Defense and  Aerospace Sector:   Companies engaged in  re-
     search, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending policies.

              (4) Energy Sector: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

              (5) Financial Services Sector: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. These companies are subject to extensive governmental regulations. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions.

              (6) Health Care Sector: Companies engaged in design, manu-facture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability of their products and services. Also, products and services of these companies could quickly become obsolete.

              (7)     Heavy  Industry Sector:   Companies  engaged in  research,
     development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals,  steel,  or  pollution  control  industries,  including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel, and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling, and disposal. The risk of product obsolescence also is present.

              (8) Machinery and Equipment Sector: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling, and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.

              (9) Media and Entertainment Sector: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector -- for example, video and electronic games -- may become obsolete quickly. Additionally, companies engaged in tele-vision and radio broadcast are subject to government regulation.

              (10)    Retailing Sector:   Companies engaged in  retail distribu-
     tion of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the level of consumer debt, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

              (11)    Technology Sector:   Companies that  are expected to  have
     or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

              (12) Transportation Sector: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares.

              (13) Utilities Sector: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.


                               PERFORMANCE INFORMATION

                      Each Fund's performance figures are based on historical earnings and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

     Total Return Computations
     -------------------------
                      Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                    P(1+T)n = ERV

                      Average annual total return smooths out year-to-year variations and, in that respect, differs from actual year-to-year results.

                      Although none of the Funds commenced operations until August 3, 1993, each Fund's investment objective, limitations, and poli-cies are the same as another mutual fund administered by N&B Management, which has a name similar to the Fund's and invests in the same Portfolio ("Sister Fund"). Each Sister Fund had a predecessor. The following total return data is for each Fund since its inception and, for periods prior to each Fund's inception, its Sister Fund and that Sister Fund's predecessor. The total returns for periods prior to the Funds' inception would have been lower had they reflected the higher fees of the Funds, as compared to those of the Sister Funds and their predecessors. Appendix B to this SAI includes additional performance data.

                      The average annual total returns for Neuberger & Berman MANHATTAN Trust, its Sister Fund, and that Sister Fund's predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 25.90%, 17.11%, and 15.02% respectively. If an investor had invested $10,000 in that predecessor's shares on March 1, 1979 and had reinvested all distributions and income dividends, the NAV of that investor's holdings would have been $149,149 on August 31, 1995.

                      The average annual total returns for Neuberger & Berman GENESIS Trust, its Sister Fund, and that Sister Fund's predecessor for the one- and five-year periods ended August 31, 1995, and for the period from

     September 27, 1988 (commencement of operations), through August 31, 1995, were 19.51%, 17.35%, and 12.61%, respectively. If an investor had invested $10,000 in that predecessor's shares on September 27, 1988 and had reinvested all distributions and income dividends, the NAV of that investor's holdings would have been $22,780 on August 31, 1995.

                      The average annual total returns for Neuberger & Berman FOCUS Trust, its Sister Fund, and that Sister Fund's predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 27.44%, 19.19%, and 15.09%, respectively. If an investor had invested $10,000 in that predecessor's shares on October 19, 1955 and had reinvested all distributions and income dividends, the NAV of that investor's holdings would have been $932,053 on August 31, 1995.

                      The average annual total returns for Neuberger & Berman GUARDIAN Trust, its Sister Fund, and that Sister Fund's predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 24.01%, 20.14%, and 15.66%, respectively. If an investor had invested $10,000 in that predecessor's shares on June 1, 1950 and had reinvested all distributions and income dividends, the NAV of that investor's holdings would have been $2,629,312 on August 31, 1995.

                      The average annual total returns for Neuberger & Berman PARTNERS Trust, its Sister Fund, and that Sister Fund's predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 21.52%, 16.06%, and 14.44%, respectively. If an investor had invested $10,000 in that predecessor's shares on January 20, 1975 and had reinvested all distributions and income dividends, the NAV of that investor's holdings would have been $287,463 on August 31, 1995.

     Comparative Information
     -----------------------
                      Prior to January 5, 1989, the investment policies of the predecessor of Neuberger & Berman FOCUS Trust's Sister Fund required that at least 80% of its investments normally be in energy-related investments; prior to November 1, 1991, those investment policies required that at least 25% of its investments normally be in the energy sector. Neuberger & Berman FOCUS Trust may be required, under applicable law, to include information reflecting the Sister Fund's predecessor's performance and expenses before November 1, 1991, in its advertisements, sales literature, financial statements, and other documents filed with the SEC and/or provided to current and prospective shareholders. Investors should be aware that such information may not accurately reflect the level of performance and expenses that would have been experienced had the Sister Fund's predecessor been operating under the Fund's current investment policies.

                      From time to time each Fund's performance may be compared with:

                      (1) data (that  may be expressed  as rankings  or
              ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, New York
              Times, Kiplingers Personal Finance, and Barron's News-paper, or

                      (2) recognized stock  and other indices, such  as
              the S&P 500 Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750, Nasdaq Composite Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Survey of Colleges Annual
              Increases of College Costs, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $27 million to $880 million, with an average of $302 million. The S&P 400 Index measures mid-sized companies with an average market capitalization of $1.2 billion. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.

                      Evaluations  of  the  Funds'   performance,  their   total
     returns, and comparisons may be  used in advertisements and  in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

     Other Performance Information
     -----------------------------
                      From time to time, information about a Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements for the corresponding Fund. This information, for example, may include the Portfolio's portfolio diversification by asset type. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and
     (3) financially supporting aging parents.

                      N&B Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

                      Investors who may find Neuberger & Berman PARTNERS Trust, Neuberger & Berman GUARDIAN Trust or Neuberger & Berman FOCUS Trust to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Four years' tuition, room and board at a top private institution can already cost over $80,000. If college expenses continue to increase at current rates, by the time today's pre-schooler enters the ivy-covered halls in 2009, four years at a private college may easily cost $200,000!2/

                      Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

                      From time to time the investment philosophy of N&B Man-agement's founder, Roy R. Neuberger, may be included in the Funds' Advertisements. This philosophy is described in further detail in "The Art of Investing: A Conversation with Roy Neuberger," attached as Appendix C to this SAI.


                             CERTAIN RISK CONSIDERATIONS

                      Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. There can, of course, be no assurance that any Portfolio will achieve its investment objective, and an investment in a Fund involves certain risks that are described in the sections entitled "Investment Programs" and


     2/       Source:  College  Board, 1994,  1995  Annual  Survey  of Colleges,
     Princeton, NJ, assuming an average 6% increase in annual expenses.

     "Description of Investments" in the Prospectus and "Investment Information -- Additional Investment Information" in this SAI.


                                TRUSTEES AND OFFICERS

                      The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds, and (where applicable) their corresponding portfolios, administered or managed by N&B Management and Neuberger & Berman, L.P. ("Neuberger & Berman").

       Name, Age, and                          Positions Held
         Address(1)                            With the Trusts            Principal Occupation(s)(2)
       --------------                          ---------------            --------------------------


       Faith Colish (60)                       Trustee of each Trust      Attorney at Law, Faith Colish, A
       63 Wall Street                                                     Professional Corporation.
       24th Floor
       New York, NY  10005

       Donald M. Cox (73)                      Trustee of each Trust      Retired.  Formerly Senior Vice President and
       435 East 52nd Street                                               Director of Exxon Corporation; Director of
       New York, NY  10022                                                Emigrant Savings Bank.

       Stanley Egener* (61)                    Chairman of the Board,     Partner of Neuberger & Berman; President and
                                               Chief Executive Officer,   Director of N&B Management; Chairman of the
                                               and Trustee of each        Board, Chief Executive Officer, and Trustee
                                               Trust                      of eight other mutual funds for which N&B
                                                                          Management acts as investment manager or
                                                                          administrator.

       Alan R. Gruber (68)                     Trustee of each Trust      Chairman and Chief Executive Officer of
       Orion Capital Corporation                                          Orion Capital Corporation (property and
       600 Fifth Avenue,  24th Floor                                      casualty insurance); Director of Trenwick
       New York, NY 10020                                                 Group, Inc. (property and casualty
                                                                          reinsurance); Chairman of the Board and
                                                                          Director of Guaranty National Corporation
                                                                          (property and casualty insurance); formerly
                                                                          Director of Ketema, Inc. (diversified
                                                                          manufac-turer).






                                        - 26 -






       Name, Age, and                          Positions Held
         Address(1)                            With the Trusts            Principal Occupation(s)(2)
       --------------                          ---------------            --------------------------

       Howard A. Mileaf (57)                   Trustee of each Trust      Vice President and Special Counsel to Wheel-
       Wheeling Pittsburgh Corporation                                    ing Pittsburgh Corporation (holding company)
       110 East 59th Street                                               since 1992; formerly Vice President and
       New York, NY  10022                                                General Counsel of Keene Corporation (manu-
                                                                          facturer of industrial products); Director
                                                                          of Kevlin Corporation (manufacturer of
                                                                          microwave and other products).

       Edward I. O'Brien* (67)                 Trustee of each Trust      Until 1993, President of the Securities
       12 Woods Lane                                                      Industry Association ("SIA") (securities
       Scarsdale, NY 10583                                                industry's representative in government
                                                                          relations and regulatory matters at the
                                                                          federal and state levels); until November
                                                                          1993, employee of the SIA; Director of Legg
                                                                          Mason, Inc.

       John T. Patterson, Jr. (67)             Trustee of each Trust      President of SOBRO (South Bronx Overall
       90 Riverside Drive                                                 Economic Development Corporation).
       Apartment 1B
       New York, NY  10024

       John P. Rosenthal (63)                  Trustee of each Trust      Senior Vice President of Burnham Securities
       Burnham Securities Inc.                                            Inc. (a registered broker-dealer) since
       Burnham Asset Management Corp.                                     1991; formerly Partner of Silberberg,
       1325 Avenue of the Americas                                        Rosenthal & Co. (member of National Asso-
       17th Floor                                                         ciation of Securities Dealers, Inc.);
       New York, NY  10019                                                Director, Cancer Treatment Holdings, Inc.

       Cornelius T. Ryan (64)                  Trustee of each Trust      General Partner of Oxford Partners and
       Oxford Bioscience Partners                                         Oxford Bioscience Partners (venture capital
       315 Post Road West                                                 partnerships) and President of Oxford Ven-
       Westport, CT  06880                                                ture Corporation; Director of Capital Cash
                                                                          Management Trust (money market fund) and
                                                                          Prime Cash Fund.















                                        - 27 -






       Name, Age, and                          Positions Held
         Address(1)                            With the Trusts            Principal Occupation(s)(2)
       --------------                          ---------------            --------------------------

       Gustave H. Shubert (66)                 Trustee of each Trust      Senior Fellow/Corporate Advisor and Advisory
       13838 Sunset Boulevard                                             Trustee of Rand (a non-profit public
       Pacific Palisades, CA   90272                                      interest research institution) since 1989;
                                                                          Honorary Member of the Board of Overseers of
                                                                          the Institute for Civil Justice, the Policy
                                                                          Advisory Committee of the Clinical Scholars
                                                                          Program at the University of California, the
                                                                          American Association for the Advancement of
                                                                          Science, the Counsel on Foreign Relations,
                                                                          and the Institute for Strategic Studies
                                                                          (London); advisor to the Program Evaluation
                                                                          and Methodology Division of the U.S. General
                                                                          Accounting Office; formerly Senior Vice
                                                                          President and Trustee of Rand.

       Lawrence Zicklin* (59)                  President and Trustee of   Partner of Neuberger & Berman; Director of
                                               each Trust                 N&B Management; President and/or Trustee of
                                                                          five other mutual funds for which N&B
                                                                          Management acts as investment manager or
                                                                          administrator.

       Daniel J. Sullivan (55)                 Vice President of each     Senior Vice President of N&B Management
                                               Trust                      since 1992; prior thereto, Vice President of
                                                                          N&B Management; Vice President of eight
                                                                          other mutual funds for which N&B Management
                                                                          acts as investment manager or administrator.

       Michael J. Weiner (48)                  Vice President and         Senior Vice President and Treasurer of N&B
                                               Principal Financial        Management since 1992; prior thereto, Vice
                                               Officer of each Trust      President and Treasurer of N&B Management
                                                                          and Treasurer of certain mutual funds for
                                                                          which N&B Management acted as investment
                                                                          adviser; Vice President and Principal
                                                                          Financial Officer of eight other mutual
                                                                          funds for which N&B Management acts as
                                                                          investment manager or administrator.

       Claudia A. Brandon (38)                 Secretary of each Trust    Vice President of N&B Management; Secretary
                                                                          of eight other mutual funds for which N&B
                                                                          Management acts as investment manager or
                                                                          administrator.








                                        - 28 -






       Name, Age, and                          Positions Held
         Address(1)                            With the Trusts            Principal Occupation(s)(2)
       --------------                          ---------------            --------------------------

       Richard Russell (48)                    Treasurer and Principal    Vice President of N&B Management since 1993;
                                               Accounting Officer of      prior thereto, Assistant Vice President of
                                               each Trust                 N&B Management; Treasurer and Principal Ac-
                                                                          counting Officer of eight other mutual funds
                                                                          for which N&B Management acts as investment
                                                                          manager or administrator.

       Stacy Cooper-Shugrue (32)               Assistant Secretary of     Assistant Vice President of N&B Management
                                               each Trust                 since 1993; employee of N&B Management since
                                                                          1989; Assistant Secretary of eight other
                                                                          mutual funds for which N&B Management acts
                                                                          as investment manager or administrator.

       C. Carl Randolph (57)                   Assistant Secretary of     Partner of Neuberger & Berman since 1992;
                                               each Trust                 employee thereof since 1971; Assistant
                                                                          Secretary of eight other mutual funds for
                                                                          which N&B Management acts as investment
                                                                          manager or administrator.


     ____________________

     (1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

     * Indicates an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Egener and Zicklin are interested persons by virtue of the fact that they are officers and/or directors of N&B Management and partners of Neuberger & Berman. Mr. O'Brien is an interested person by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which N&B Management serves as investment manager.

                      The Trust's Trust Instrument and Managers Trust's Declaration of Trust each provides that it will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

              For the fiscal year ended August 31, 1995, each Fund and Portfolio paid the following fees and expenses to Fund and Portfolio Trustees who were not affiliated with N&B Management or Neuberger &
     Berman: Neuberger & Berman MANHATTAN Trust and Portfolio - $901; Neuberger & Berman GENESIS Trust and Portfolio - $2,724; Neuberger & Berman FOCUS Trust and Portfolio - $224; Neuberger & Berman GUARDIAN Trust and Portfolio - $15,468; and Neuberger & Berman PARTNERS Trust and Portfolio - $2,015.

                      The following table sets forth  information concerning the
     compensation of  the trustees  and  officers of  the Trust.   None  of  the
     Neuberger & Berman Funds(SERVICEMARK) has any retirement plan for its trustees or officers.

                                                  TABLE OF COMPENSATION
                                              FOR FISCAL YEAR ENDED 8/31/95
                                              -----------------------------

                                                 Aggregate
                                                 Compensation            Total Compensation from the Neuberger &
       Name and Position with the Trust          from the Trust          Berman Fund Complex Paid to Trustees
       --------------------------------          --------------          ---------------------------------------

       Faith Colish                              $1,336.05                                $39,000
       Trustee                                                                (5 other investment companies)

       Donald M. Cox                             $1,336.05                                $31,000
       Trustee                                                                (3 other investment companies)
       Stanley Egener                            $0                                          $0
       Chairman of the Board, Chief Executive                                 (9 other investment companies)
       Officer, and Trustee

       Alan R. Gruber                            $1,336.05                                $31,000
       Trustee                                                                (3 other investment companies)
       Howard A. Mileaf                          $1,404.81                                $36,500
       Trustee                                                                (4 other investment companies)

       Edward I. O'Brien Trustee                 $1,388.74                                $31,500
                                                                              (3 other investment companies)

       John T. Patterson, Jr.                    $1,371.96                                $34,500
       Trustee                                                                (4 other investment companies)
       John P. Rosenthal                         $1,309.92                                $33,000
       Trustee                                                                (4 other investment companies)


                                        - 30 -






                                                  TABLE OF COMPENSATION
                                              FOR FISCAL YEAR ENDED 8/31/95
                                              -----------------------------

                                                 Aggregate
                                                 Compensation            Total Compensation from the Neuberger &
       Name and Position with the Trust          from the Trust          Berman Fund Complex Paid to Trustees
       --------------------------------          --------------          ---------------------------------------
       Cornelius T. Ryan                         $1,404.81                                $33,500
       Trustee                                                                (3 other investment companies)

       Gustave H. Shubert                        $1,309.92                                $30,000
       Trustee                                                                (3 other investment companies)

       Lawrence Zicklin                          $0                                          $0
       President and Trustee                                                  (5 other investment companies)


                  INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

     Investment Manager and Administrator
     ------------------------------------
                      Because  all  of  the Funds'  net  investable  assets  are invested in their corresponding Portfolios, the Funds do not need an investment manager. N&B Management serves as the Portfolios' investment manager pursuant to a management agreement with Managers Trust, dated as of August 2, 1993 ("Management Agreement"). The Management Agreement was approved for each Portfolio by the Portfolio Trustees, including a majority of the Portfolio Trustees who were not "interested persons" of N&B Management or Managers Trust ("Independent Portfolio Trustees"), on July 15, 1993, and was approved by the holders of the interests in all the Portfolios on August 2, 1993.

                      The Management Agreement provides, in substance, that N&B Management will make and implement investment decisions for the Portfolios in its discretion and will continuously develop an investment program for the Portfolios' assets. The Management Agreement permits N&B Management to effect securities transactions on behalf of each Portfolio through associated persons of N&B Management. The Management Agreement also specifically permits N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolios, although N&B Management has no current plans to do so.

                      N&B Management provides to each Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of N&B Management. Two directors of N&B Management (who also are partners of Neuberger & Berman), one of whom also serves as an officer of N&B Management, presently serve as trustees and officers of the Trusts. See "Trustees and Officers." Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.

                      N&B Management  provides similar  facilities, services and personnel, as well as shareholder accounting, recordkeeping, and other shareholder services, to each Fund pursuant to an administration agreement dated August 3, 1993 ("Administration Agreement"). For such administrative services, each Fund pays N&B Management a fee based on the Fund's average daily net assets, as described in the Prospectus. N&B Management enters into administrative services agreements with Institutions, pursuant to which it compensates such Institutions for accounting, recordkeeping and other services that they provide to investors who purchase shares of the Funds.

                      During the  fiscal years  ended August  31, 1995 and  1994 and the period from August 3 to August 31, 1993, each Fund accrued management and administration fees as follows: Neuberger & Berman MANHATTAN Trust - $202,729, $49,957, and $0.51; Neuberger & Berman GENESIS Trust - $274,709, $14,462, and $3.70; Neuberger & Berman FOCUS Trust -
     $43,330, $4,624, and $0.51; Neuberger & Berman GUARDIAN Trust - $2,417,586, $142,142, and $43.97; and Neuberger & Berman PARTNERS Trust - $292,161, $17,299, and $0.50, respectively.

                      N&B Management  has voluntarily undertaken until  December
     31, 1996, to reimburse each Fund for its Operating Expenses and its pro rata share of its corresponding Portfolio's Operating Expenses so that each Fund's expense ratio per annum will not exceed the expense ratio of its Sister Fund by more than 0.10% of the Fund's average daily net assets. "Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses. During the period from August 3, 1993
     (commencement of operations of each Fund) to December 31, 1994, N&B Management voluntarily undertook to reimburse each Fund for its Operating Expenses and its pro rata share of its corresponding Portfolio's Operating Expenses which, in the aggregate, exceeded the aggregate Operating Expenses and pro rata share of corresponding Portfolio Operating Expenses of that Fund's Sister Fund. During the fiscal years ended August 31, 1995 and 1994, N&B Management reimbursed each Fund the following amounts of expenses under the above arrangements: Neuberger & Berman MANHATTAN
     Trust, $87,443 and $88,693, respectively; Neuberger & Berman GENESIS Trust, $69,047 and $73,439, respectively; Neuberger & Berman FOCUS Trust, $92,687 and $68,286, respectively; Neuberger & Berman GUARDIAN Trust, $171,796 and $116,354, respectively; and Neuberger & Berman PARTNERS Trust, $102,400 and $75,492, respectively.

                      The  Management Agreement  continues with  respect to each
     Portfolio for a period of two years after the date the Portfolio became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to each Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Portfolio Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding shares in that Portfolio. The Administration Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

                      The Management Agreement is terminable, without penalty, with respect to a Portfolio on 60 days' written notice either by Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by N&B Management or by the Trust if authorized by the Fund Trustees, including a majority of the Independent Fund Trustees. Each Agreement terminates automatically if it is assigned.

                      In  addition   to  the  voluntary  expense  reimbursements
     described in the Prospectus under "Management and Administration -- Expenses," N&B Management has agreed in the Management Agreement to reimburse each Fund's expenses, as follows. If, in any fiscal year, a Fund's Aggregate Operating Expenses (as defined below) exceed the most restrictive expense limitation imposed under the securities laws of the states in which that Fund's shares are qualified for sale ("State Expense Limitation"), then N&B Management will pay the Fund the amount of that excess, less the amount of any reduction of the administration fee payable by the Fund under a similar State Expense Limitation contained in the Administration Agreement. N&B Management will have no obligation to pay a Fund, however, for any expenses that exceed the pro rata portion of the management fees attributable to that Fund's interest in its corresponding Portfolio. At the date of this SAI, the most restrictive State Expense Limitation to which any Fund expects to be subject is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets, and 1-1/2% of average net assets over $100 million.

                      For purposes of the State Expense Limitation, the term "Aggregate Operating Expenses" means a Fund's operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including any fees or expense reimbursements payable to N&B Management and any compensation payable thereto pursuant to (1) the Administration Agreement or (2) any other agreement or arrangement with Managers Trust in regard to the Portfolio; but excluding (with respect to both the Fund and the Portfolio) interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of business).

     Sub-Adviser
     -----------
                      N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Portfolio pursuant to a sub-advisory agreement dated August 2, 1993 ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the Portfolio Trustees, including a majority of the Independent Portfolio Trustees, on July 15, 1993 and was approved by the holders of the inter-ests in the Portfolios on August 2, 1993.

                      The Sub-Advisory Agreement provides in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its partners and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of approximately fourteen investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreement provides that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as sub-adviser for all of the other mutual funds managed by N&B Management.

                      The Sub-Advisory Agreement continues with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Portfolio by the Portfolio Trustees, by a 1940 Act majority vote of the outstanding Portfolio shares, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreement also terminates automatically with respect to each Portfolio if it is assigned or if the Management Agreement terminates with respect to that Portfolio.

                      Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

     Investment Companies Managed
     ----------------------------
                      N&B Management currently serves as investment manager of the following investment companies. As of September 30, 1995, these companies, along with three investment companies advised by Neuberger & Berman, had aggregate net assets of approximately $11.4 billion, as shown in the following list:

                                                     Approximate Net Assets at
                                                           September 30,
                          Name                                 1995
                          ----                        ------------------------



       Neuberger & Berman Cash Reserves Portfolio               $  377,608,619
               (investment portfolio for Neuberger
               & Berman Cash Reserves)

       Neuberger & Berman Government Income                     $   12,053,656
       Portfolio
               (investment portfolio for Neuberger
               & Berman Government Income Fund and
               Neuberger & Berman Government
               Income Trust)

       Neuberger & Berman Government Money                      $  346,898,132
       Portfolio
               (investment portfolio for Neuberger
               & Berman Government Money Fund)


       Neuberger & Berman Limited Maturity Bond                 $  309,540,451
       Portfolio
               (investment portfolio for Neuberger
               & Berman Limited Maturity Bond Fund
               and Neuberger & Berman Limited
               Maturity Bond Trust)

       Neuberger & Berman Municipal Money                       $  149,657,613
       Portfolio
               (investment portfolio for Neuberger
               & Berman Municipal Money Fund)

       Neuberger & Berman Municipal Securities                  $   44,568,635
       Portfolio
               (investment portfolio for Neuberger
               & Berman Municipal Securities
               Trust)

       Neuberger & Berman New York Insured                      $   10,679,324
       Intermediate Portfolio
               (investment portfolio for Neuberger
               & Berman New York Insured
               Intermediate Fund)

                                                     Approximate Net Assets at
                                                           September 30,
                          Name                                 1995
                          ----                        ------------------------

       Neuberger & Berman Ultra Short Bond                      $  102,903,312
       Portfolio
               (investment portfolio for Neuberger
               & Berman Ultra Short Bond Fund and
               Neuberger & Berman Ultra Short Bond
               Trust)

       Neuberger & Berman Focus Portfolio                       $1,031,915,664
               (investment portfolio for Neuberger
               & Berman Focus Fund and Neuberger &
               Berman Focus Trust)

       Neuberger & Berman Genesis Portfolio                     $  145,188,783
               (investment portfolio for Neuberger
               & Berman Genesis Fund and Neuberger
               & Berman Genesis Trust)

       Neuberger & Berman Guardian Portfolio                    $4,943,764,830
               (investment portfolio for Neuberger
               & Berman Guardian Fund and
               Neuberger & Berman Guardian Trust)

       Neuberger & Berman International Portfolio               $   29,990,616
               (investment portfolio for Neuberger
               & Berman International Fund)

       Neuberger & Berman Manhattan Portfolio                   $  670,916,038
               (investment portfolio for Neuberger
               & Berman Manhattan Fund and
               Neuberger & Berman Manhattan Trust)

       Neuberger & Berman Partners Portfolio                    $1,664,460,688
               (investment portfolio for Neuberger
               & Berman Partners Fund and
               Neuberger & Berman Partners Trust)

       Neuberger & Berman Socially Responsive                   $  102,675,093
       Portfolio
               (investment portfolio for Neuberger
               & Berman Socially Responsive Fund,
               Neuberger & Berman Socially
               Responsive Trust, and Neuberger &
               Berman NYCDC Socially Responsive
               Trust)

                                                     Approximate Net Assets at
                                                           September 30,
                          Name                                 1995
                          ----                        ------------------------

       Neuberger & Berman Advisers                              $1,257,506,124
       Managers Trust
               (six series)



                      In addition, Neuberger & Berman serves as investment adviser to three investment companies, Plan Investment Fund, Inc., AHA Investment Fund, Inc., and AHA Full Maturity, with assets of $85,110,472, $110,683,193, and $23,891,472, respectively, at September 30, 1995.

                      The investment decisions concerning the Portfolios and the other funds and portfolios managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolios. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolios to achieve their objectives may differ.

                      There may be occasions when a Portfolio and one or more of the Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated as to amounts in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Portfolio, in other cases it is believed that a Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolios' having their advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions. The investment results achieved by all of the funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.

     Management and Control of N&B Management
     ----------------------------------------
                      The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theresa A. Havell, Vice President and director; Irwin Lainoff, director; Marvin C. Schwartz, director; Lawrence Zicklin, director; Daniel
     J. Sullivan, Senior Vice President; Michael J. Weiner, Senior Vice President and Treasurer; Claudia A. Brandon, Vice President; William
     Cunningham, Vice President; Clara Del Villar, Vice President; Mark R. Goldstein, Vice President; Farha-Joyce Haboucha, Vice President; Michael
     M.  Kassen, Vice President; Michael Lamberti,  Vice President; Josephine P.

     Mahaney, Vice President; Lawrence Marx III, Vice President; Ellen Metzger, Vice President and Secretary; Janet W. Prindle, Vice President; Felix Rovelli, Vice President; Richard Russell, Vice President; Kent C. Simons, Vice President; Frederick B. Soule, Vice President; Judith M. Vale, Vice President; Thomas Wolfe, Vice President; Andrea Trachtenberg, Vice President of Marketing; Patrick T. Byrne, Assistant Vice President; Robert Conti, Assistant Vice President; Stacy Cooper-Shugrue, Assistant Vice President; Robert Cresci, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Roberta D'Orio, Assistant Vice President; Robert
     I. Gendelman, Assistant Vice President; Leslie Holliday-Soto, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Paul Metzger, Assistant Vice President; Susan Switzer, Assistant Vice President; Susan Walsh, Assistant Vice President; and Celeste Wischerth, Assistant Vice President. Messrs. Cantor, Egener, Lainoff, Schwartz, Zicklin, Goldstein, Kassen, Marx, and Simons and Mmes. Havell and Prindle are general partners of Neuberger & Berman.

                      Messrs. Egener and Zicklin are trustees and officers, and Messrs. Sullivan, Weiner, and Russell and Mmes. Brandon and Cooper-Shugrue are officers, of each Trust. C. Carl Randolph, a general partner of Neuberger & Berman, also is an officer of each Trust.

                      All of the outstanding voting stock in N&B Management is owned by persons who are also general partners of Neuberger & Berman.


                              DISTRIBUTION ARRANGEMENTS

                      N&B Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis to Institutions. In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered either personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares to Institutions without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

                      The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to a Fund's shareholders, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by N&B Management or Neuberger & Berman.

                      From time to time, N&B Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

                      The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues until August 3, 1996. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreement.


                           ADDITIONAL EXCHANGE INFORMATION

                      As more fully set forth in the section of the Prospectus entitled "Exchanging Shares," an Institution may exchange shares of any Fund for shares of one or more of the other Funds or the income funds that are briefly described below ("Income Funds").

     INCOME FUNDS
     ------------
       Neuberger & Berman        Seeks a higher total return than is available
       Ultra Short Bond Trust    from money market funds, with minimal risk to
                                 principal and liquidity.  Through its
                                 corresponding portfolio, the fund invests in high-quality money market instruments and short-term debt securities.

       Neuberger & Berman        Seeks the highest current income consistent
       Limited Maturity Bond     with low risk to principal and liquidity and,
       Trust                     secondarily, total return.  Through its
                                 corresponding portfolio, the fund invests in short- to intermediate-term debt securities of at least investment grade.

       Neuberger & Berman        Seeks a high level of current income and
       Government Income Trust   total return, consistent with safety of
                                 principal. At least 65% of the corresponding portfolio's investments are in U.S. Gov-ernment securities that are issued or guaranteed as to principal and interest by the U.S. Government or its agencies, including U.S. Government mortgage-backed securities; at least 25% of its investments are in mortgage-backed and asset-backed securities.


              Any Fund described herein, and any of the Income Funds, may terminate or modify its exchange privilege in the future.

              Fund shareholders who are considering exchanging shares into any of the funds listed above should note that (1) the Income Funds are series of a Delaware business trust (named "Neuberger & Berman Income Trust") that is registered with the SEC as an open-end management investment company, and (2) each series of Neuberger & Berman Income Trust invests all its net investable assets in a portfolio of Income Managers Trust, an open-end management investment company that is managed by N&B Management. Each such portfolio has an investment objective identical to that of its corresponding fund and invests in accordance with investment policies and limitations identical to those of that fund.

                      Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. In this regard, it should be noted that the Income Funds share a prospectus. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.


                          ADDITIONAL REDEMPTION INFORMATION

     Suspension of Redemptions
     -------------------------
                      The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed (other than weekend and holiday closings), (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the corresponding Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or
     (4) for such other period as the SEC may by order permit for the protection of a Fund's shareholders; provided that applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or
     (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

     Redemptions in Kind
     -------------------
                      Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described under "Share Information -- Share Prices and Net Asset Value" in the Prospectus. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuations in the market price of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determine that it is in the best interests of a Fund's shareholders as a whole. Redemptions in kind will be made with readily marketable securities to the extent possible.


                          DIVIDENDS AND OTHER DISTRIBUTIONS

                      Each Fund distributes to its shareholders amounts equal to substantially all of its proportionate share of any net investment income (after deducting expenses incurred directly by the Fund), net capital gains (both long-term and short-term), and net gains from foreign currency transactions earned or realized by its corresponding Portfolio. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

                      A Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include realized gains and losses. Net investment income and realized gains and losses are reflected in a Portfolio's NAV (and, hence, its corresponding Fund's NAV) until they are distributed. Dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December, except that Neuberger & Berman GUARDIAN Trust distributes substantially all of its share of Neuberger & Berman GUARDIAN Portfolio's net investment income, if any, at the end of each calendar quarter.

                      Dividends and/or other distributions are automatically reinvested in additional shares of the distributing Fund, unless and until the Institution elects to receive them in cash ("cash election"). To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares. A cash election with respect to any Fund remains in effect until the Institution notifies the Fund in writing to discontinue the election.

                              ADDITIONAL TAX INFORMATION

     Taxation of the Funds
     ---------------------
                      In  order to continue  to qualify for treatment  as a  RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in secu-rities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) options (other than those on foreign currencies), or (ii) foreign currencies or Hedging Instruments thereon that are not directly related to the Fund's principal business of investing in securities (or options with respect thereto) ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities, and
     (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

                      Certain funds managed by N&B Management, including the Sister Funds, have received a ruling from the Internal Revenue Service ("Service") that each such fund, as an investor in a corresponding portfolio of Managers Trust or Income Managers Trust, will be deemed to own a proportionate share of the portfolio's assets and income for pur-poses of determining whether the fund satisfies all the requirements described above to qualify as a RIC. Although that ruling may not be relied on as precedent by the Funds, N&B Management believes that the reasoning thereof and, hence, its conclusion apply to the Funds as well.

                      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

                      See the next section for a discussion of the tax conse-quences to the Funds of distributions to them from the Portfolios, investments by the Portfolios in certain securities, and hedging trans-actions engaged in by the Portfolios.

     Taxation of the Portfolios
     --------------------------
                      The Portfolios have received a ruling from the Service to the effect that, among other things, each Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware or New York income or franchise tax.

                      Because each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to continue to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.

                      Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally equals the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (1) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (2) the Fund's share of the Portfolio's losses.

                      Dividends and interest received by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

                      A Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Portfolio holds stock of a PFIC, its corresponding Fund (indirectly through its interest in the Portfolio) will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

                      If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of its corresponding Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the Portfolio's pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

                      Pursuant to  proposed regulations, open-end RICs,  such as the Funds, would be entitled to elect to mark to market their stock in certain PFICs. Marking to market, in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark to market gain for each prior year for which an election was in effect).

                      The Portfolios' use of hedging strategies, such as writ-ing (selling) and purchasing options and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Portfolios realize in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in Hedging Instruments derived by the Portfolio with respect to its business of investing in securities or foreign cur-rencies, will qualify as permissible income for its corresponding Fund under the Income Requirement. However, income from the disposition by a Portfolio of options (other than those on foreign currencies) will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months. Income from the disposition of foreign currencies, and Hedging Instruments on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options with respect thereto) also will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months.

                      If a Portfolio satisfies certain requirements, any in-crease in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether its corresponding Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not so qualify, it may be forced to defer the closing out of certain
     Hedging Instruments beyond the time when it otherwise would be advantageous to do so, in order for its corresponding Fund to continue to qualify as a RIC.

                      Neuberger &  Berman PARTNERS  Portfolio  may acquire  zero coupon securities or other securities issued with original issue discount ("OID"). As a holder of those securities, that Portfolio (and, through it, its corresponding Fund) must take into account the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because Neuberger & Berman PARTNERS Trust annually must distribute substantially all of its investment company taxable income (including its share of the Portfolio's accrued OID) to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, that Fund may be required in a parti-cular year to distribute as a dividend an amount that is greater than its proportionate share of the total amount of cash Neuberger & Berman PARTNERS Portfolio actually receives. Those distributions will be made from that Fund's (or its proportionate share of that Portfolio's) cash assets or, if necessary, from the proceeds of sales of that Portfolio's securities. That Portfolio may realize capital gains or losses from those sales, which would increase or decrease Neuberger & Berman PARTNERS Trust's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce Neuberger & Berman PARTNERS Portfolio's ability to sell other securities, or certain Hedging Instruments, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

     Taxation of the Funds' Shareholders
     -----------------------------------
                      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares of any Fund are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.


                                PORTFOLIO TRANSACTIONS

                      Neuberger & Berman acts as each Portfolio's principal broker in the purchase and sale of its portfolio securities (other than the substantial portion of the portfolio transactions of Neuberger & Berman GENESIS Portfolio that involves securities traded on the OTC market, which that Portfolio purchases and sells in principal transactions with dealers who are the principal market makers for the securities) and in connection with the writing of covered call options on its securities. Transactions in portfolio securities for which Neuberger & Berman serves as broker will be effected in accordance with Rule 17e-1 under the 1940 Act.

                      During the period August 3 to August 31, 1993, Neuberger & Berman MANHATTAN Portfolio paid brokerage commissions of $42,780, of which $32,922 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $655,640, of which $525,610 was paid to Neuberger & Berman.

                      During the fiscal year ended August 31, 1995, Neuberger & Berman MANHATTAN Portfolio paid brokerage commissions of $654,982, of which $436,568 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 73.70% of the aggregate dollar amount of transactions involving the payment of commissions, and 66.65% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 94.53% of the $218,414 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $81,737,328) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds"): Bear Stearns & Co. Inc., and Morgan Stanley & Co., Inc.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Bear Stearns & Co. Inc., $6,187,500, and Morgan Stanley & Co., Inc., $10,859,370.

                      During  the   period  August   3  to   August  31,   1993,
     Neuberger & Berman GENESIS Portfolio paid brokerage commissions of $13,580, of which $10,660 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $287,587, of which $170,883 was paid to Neuberger & Berman.

                      During the fiscal year ended August 31, 1995, Neuberger & Berman GENESIS Portfolio paid brokerage commissions of $199,718, of which $118,014 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 55.55% of the aggregate dollar amount of transactions involving the payment of commissions, and 59.09% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 80.60% of the $81,704 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $21,361,399) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its Regular B/Ds: EXXON Credit Corp., and General Electric Capital Corp.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: None.

                      During   the  period   August 3   to  August   31,   1993,
     Neuberger & Berman FOCUS Portfolio paid brokerage commissions of $46,296, of which $42,606 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $719,994, of which $567,972 was paid to Neuberger & Berman.

                      During the fiscal year ended August 31, 1995, Neuberger & Berman FOCUS Portfolio paid brokerage commissions of $1,031,245, of which $617,957 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 66.83% of the aggregate dollar amount of transactions involving the payment of commissions, and 59.92% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 89.62% of the $413,288 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $160,855,610) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its Regular B/Ds: EXXON Credit Corp., General Electric Capital Corp., and Merrill Lynch, Pierce, Fenner & Smith, Inc.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $2,300,000, and Merrill Lynch, Pierce, Fenner & Smith, Inc., $14,406,250.

                      During  the   period  August   3  to   August  31,   1993,
     Neuberger & Berman GUARDIAN Portfolio paid brokerage commissions of $201,981, of which $149,496 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $2,207,401, of which $1,647,807 was paid to Neuberger & Berman.

                      During the fiscal year ended August 31, 1995, Neuberger & Berman GUARDIAN Portfolio paid brokerage commissions of $3,751,206, of which $2,521,523 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 70.49% of the aggregate dollar amount of transactions involving the payment of commissions, and 67.22% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 82.78% of the $1,229,683 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $509,609,733) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its Regular B/Ds: EXXON Credit Corp., General Electric Capital Corp., and Merrill Lynch, Pierce, Fenner & Smith, Inc.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $1,500,000, and Merrill Lynch, Pierce, Fenner & Smith, Inc., $48,116,875.

                      During the period August 3 to August 31, 1993, Neuberger & Berman PARTNERS Portfolio paid brokerage commissions of $373,486, of which $272,542 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $2,994,540, of which $2,031,570 was paid to Neuberger & Berman.

                      During the fiscal year ended August 31, 1995, Neuberger & Berman PARTNERS Portfolio paid brokerage commissions of $4,608,156, of which $3,092,789 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 71.83% of the aggregate dollar amount of transactions involving the payment of commissions, and 67.12% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 95.02% of the $1,515,367 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $600,676,631) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its Regular B/Ds:
     Salomon Brothers, Inc., EXXON Credit Corp., and General Electric Capital Corp.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $7,600,000.

                      Insofar as portfolio transactions of Neuberger & Berman PARTNERS Portfolio result from active management of equity securities, and insofar as portfolio transactions of Neuberger & Berman MANHATTAN Portfolio result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Portfolios to brokers (including Neuberger & Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

                      Portfolio securities are, from time to time, loaned by a Portfolio to Neuberger & Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. Among the conditions of the order, securities loans made by a Portfolio to Neuberger & Berman must be fully secured by cash collateral. Under the order, the portion of the income on the cash collateral which may be shared with Neuberger & Berman is determined with reference to concurrent arrangements between Neuberger & Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger & Berman borrows securities from a Portfolio in order to relend them to others, Neuberger & Berman is required to pay that Portfolio, on a quarterly basis, certain "excess earnings" that Neuberger & Berman otherwise has derived from the relending of the borrowed securities. When Neuberger & Berman desires to borrow a security that a Portfolio has indicated a willingness to lend, Neuberger & Berman must borrow such security from that Portfolio, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than that Portfolio. If a Portfolio's expenses exceed its income in any securities loan transaction with Neuberger & Berman, Neuberger & Berman must reimburse that Portfolio for such loss.

                      During the fiscal years ended August 31, 1995 and 1994, the Portfolios earned the following amounts of interest income from the collateralization of securities loans, from which Neuberger & Berman was paid the indicated amounts:

                                                   1994                                     1995
                                                   ----                                     ----

                                                        Payment to                                   Payment to
                                                       Neuberger &                                   Neuberger &
       Portfolio                   Interest              Berman                     Interest            Berman
       ---------                   --------            ----------                   --------          ----------

       Neuberger & Berman          $147,103            $119,620                   $1,430,672          $1,252,190
       GUARDIAN Portfolio

       Neuberger & Berman FOCUS      38,627              33,225                      327,447             291,207
       Portfolio
       Neuberger & Berman            16,085              13,880                       52,410              48,736
       PARTNERS Portfolio

       Neuberger & Berman               0                   0                            0                   0
       GENESIS Portfolio
       Neuberger & Berman               0                   0                        507,239             270,594
       MANHATTAN Portfolio

                      During the period August 3 to August 31, 1993, Neuberger & Berman GUARDIAN Portfolio earned interest income of $3,164 from the collateralization of securities loans, from which Neuberger & Berman was paid $2,881. During the same period, none of the other Portfolios earned interest income from the collateralization of securities loans.

                      Each Portfolio may also lend securities to unaffiliated entities, including brokers or dealers, banks and other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                      A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolios.

                      In effecting securities transactions, each Portfolio gen-erally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Portfolio plans to continue to use Neuberger & Berman as its principal broker where, in the judgment of N&B Management (the Portfolio's investment manager and an affiliate of Neuberger & Berman), that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolios' knowledge, however, no affiliate of any Portfolio receives give-ups or reciprocal business in connection with their securities transactions.

                      The use of Neuberger & Berman as a broker for each Port-folio is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Portfolio Trustees have expressly authorized Neuberger & Berman to retain such compensation, and Neuberger & Berman complies with the reporting requirements of Section 11(a).

                      Under the 1940 Act, commissions paid by a Portfolio to Neuberger & Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Portfolio's policy that the commissions paid to Neuberger & Berman must, in N&B Management's judgment, be (1) at least as favorable as those charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger & Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger & Berman acts as a clearing broker for another brokerage firm and customers of Neuberger & Berman considered by a majority of the Independent Portfolio Trustees not to be comparable to the Portfolio. The Portfolios do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger & Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase or sale of securities for a Portfolio's account, unless an appropriate exemption is available.

                      A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger & Berman to the Portfolios and to its other customers and information concerning the prevailing level of
     commissions   charged  by   other  brokers   having  comparable   execution
     capability. In addition, the procedures pursuant to which Neuberger & Berman effects brokerage transactions for the Portfolios must be reviewed and approved no less often than annually by a majority of the Independent Portfolio Trustees.

                      Each Portfolio expects that it will continue to execute a portion of its transactions through brokers other than Neuberger & Berman. In selecting those brokers, N&B Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

                      To ensure that accounts of all investment clients, including a Portfolio, are treated fairly in the event that transaction instructions for more than one investment account regarding the same security are received by Neuberger & Berman at or about the same time, Neuberger & Berman may combine transaction orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the transaction order actually placed by the account bears to the aggregate size of transaction orders simultaneously made by the other accounts, subject to de minimis exceptions, with all participating accounts paying or receiving the same price.

                      A committee comprised of officers of N&B Management and partners of Neuberger & Berman who are portfolio managers of some of the Portfolios and Other N&B Funds (collectively, "N&B Funds") and some of Neuberger & Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the N&B Funds and the Managed Accounts that are not effected by Neuberger & Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transac-tions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution or research capabilities of particular brokers, or in the execution or research needs of the N&B Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the N&B Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

                      The commissions charged by a broker other than Neuberger & Berman may be higher than the amount another firm might charge if N&B Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. N&B Management believes that those research services benefit the Portfolios by supplementing the research otherwise available to N&B Management. That research may be used by N&B Management in servicing Other N&B Funds and, in some cases, by Neuberger & Berman in servicing the Managed Accounts. On the other hand, research received by N&B Management from brokers effecting portfolio transactions on behalf of the Other N&B Funds and by Neuberger & Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Portfolios' benefit.

                      Mark R. Goldstein, Judith M. Vale, Lawrence Marx III and Kent C. Simons, and Michael M. Kassen and Robert I. Gendelman, each of whom is a Vice President of N&B Management (except for Mr. Gendelman, who is an Assistant Vice President) and a general partner of Neuberger & Berman (except for Ms. Vale and Mr. Gendelman), are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investment portfolios of Neuberger & Berman MANHATTAN,
     Neuberger & Berman GENESIS, Neuberger & Berman FOCUS and Neuberger & Berman GUARDIAN, and Neuberger & Berman PARTNERS Portfolios, respectively. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of N&B Man-agement prior to taking such action. If Mr. Goldstein is unavailable to perform his responsibilities, Susan Switzer, who is an Assistant Vice President of N&B Management, will assume responsibility for the portfolio of Neuberger & Berman MANHATTAN Portfolio.

     Portfolio Turnover
     ------------------
                      The portfolio turnover rate is the lesser of the cost of the securities purchased or the value of the securities sold, excluding all securities, including options, whose maturity or expiration date at the time of acquisition was one year or less, divided by the average monthly value of such securities owned during the year.


                               REPORTS TO SHAREHOLDERS

                      Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors or independent accountants for the Fund and its corresponding Portfolio. Each Fund's statements show the investments owned by its corresponding Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in its corresponding Portfolio.

                                     ORGANIZATION

                      Prior to January 1, 1995, the names of Neuberger and Berman FOCUS Trust and Neuberger & Berman FOCUS Portfolio were Neuberger & Berman Selected Sectors Trust and Neuberger & Berman Selected Sectors Portfolio, respectively.



                             CUSTODIAN AND TRANSFER AGENT

                      Each Fund and Portfolio has selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. All correspondence should be mailed to Neuberger & Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. State Street also serves as each Fund's transfer agent, administering purchases, redemptions, and transfers of Fund shares with respect to Institutions and the payment of dividends and other distributions to Institutions.


                           INDEPENDENT AUDITORS/ACCOUNTANTS

                      Each Fund and Portfolio (other than Neuberger & Berman MANHATTAN Trust and Portfolio) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements. Neuberger & Berman MANHATTAN Trust and Portfolio have selected Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, as the independent accountants who will audit their financial statements.


                                    LEGAL COUNSEL

                      Each  Fund  and  Portfolio  has   selected  Kirkpatrick  &
     Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036, as its legal counsel.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                      The following table sets forth the name, address, and percentage of ownership of each person who owned of record, or who was known by each Fund to own beneficially or of record, 5% or more of that Fund's outstanding shares at November 30, 1995:

                                                                                                     Percentage of
                                                                                                      Ownership at
                                         Name and Address                                          November 30, 1995
                                         ----------------                                          -----------------

       Neuberger & Berman MANHATTAN      MAC & Co.                                                       51.68%
       Trust                             A/C 195-643
                                         Mellon Bank N.A.
                                         Mutual Funds
                                         P.O. Box 320
                                         Pittsburgh, PA 15230-0320

                                         The Northern Trust Co., Trustee                                 25.56%
                                         FBO Case Corporation
                                         22-75833
                                         P.O. Box 92956
                                         Chicago, IL 60675-0001

                                         Riggs National Bank of Washington DC Retirement                 7.40%
                                         Plan for Employees of Professional Golfers Assoc.
                                         of America
                                         100 Avenue of the Champions
                                         Palm Beach Gardens, FL 33418-3653

                                         National Finance Services Corp.*                                5.19%
                                         P.O. Box 3908
                                         Church Street Station
                                         New York, NY 100008-3908






















                                        - 54 -






                                                                                                     Percentage of
                                                                                                      Ownership at
                                         Name and Address                                          November 30, 1995
                                         ----------------                                          -----------------

       Neuberger & Berman PARTNERS       PRC Inc.                                                        50.62%
       Trust                             c/o T. Rowe Price Financial
                                         Attn:  Asset Recom.
                                         P.O. Box 17215
                                         Baltimore, MD 21297-0354

                                         The Bank of NY, Trustee                                         20.82%
                                         Chesapeake Corp. 401(k) Plan
                                         One Wall Street
                                         Master Trust
                                         7th Floor
                                         New York, NY 10286-0001

                                         National Financial Services Corp.*                              12.18%
                                         P.O. Box 3908
                                         Church Street Station
                                         New York, NY 10008-3908

                                         Marshall & Isley Trust Co., Trustee
                                         Mitra & Co.                                                     6.22%
                                         Attn:  Exp Mutual Funds TR14
                                         1000 N. Water Street
                                         Milwaukee, WI 53202-3197

























                                        - 55 -






                                                                                                     Percentage of
                                                                                                      Ownership at
                                         Name and Address                                          November 30, 1995
                                         ----------------                                          -----------------

       Neuberger & Berman GUARDIAN       The Northern Trust Co., Trustee                                 27.18%
       Trust                             Digital Equipment Corp.
                                         DTD 1-3-95
                                         P.O. Box 92956
                                         Chicago, IL 60675-0001

                                         MAC & Co.
                                         A/C 195-643                                                     17.15%
                                         Mellon Bank N.A.
                                         P.O. Box 320
                                         Pittsburgh, PA 15230-0320

                                         National Financial Services Corp.*                              9.54%
                                         P.O. Box 3908
                                         Church Street Station
                                         New York, NY 100008-3908

                                         The Bank of NY, Trustee                                         6.33%
                                         Melville Corp. 401(k)
                                         PSRP-General DTD 6/7/89
                                         1 Wall Street, 7th Floor
                                         New York, NY 10286-0001

                                         MAC & Co.                                                       5.38%
                                         A/C #854-169
                                         Mellon Bank N.A.
                                         Mutual Funds Dept.
                                         P.O. Box 320
                                         Pittsburgh, PA 15230-0320
       Neuberger & Berman FOCUS Trust    National Financial Services Corp.*                              51.22%
                                         P.O. Box 3908
                                         Church Street Station
                                         New York, NY 100008-3908

                                         MAC & Co.                                                       21.80%
                                         A/C 195-643
                                         Mellon Bank N.A.
                                         P.O. Box 320
                                         Pittsburgh, PA 15230-0320

                                         Aetna Life Insurance & Annuity Co.                              8.97%
                                         ACES - Separate Account F
                                         Attn:  Michael Weiner - RTAL
                                         15 Farmington Ave.
                                         Hartford, CT 06156-0001



                                        - 56 -






                                                                                                     Percentage of
                                                                                                      Ownership at
                                         Name and Address                                          November 30, 1995
                                         ----------------                                          -----------------

       Neuberger & Berman GENESIS        Profit Sharing Plan for Partners & Principals of                72.78%
       Trust                             Price Waterhouse
                                         P.O. Box 30004
                                         Tampa, FL 33630-3004

                                         MAC & Co.                                                       22.34%
                                         A/C 195-643
                                         Mellon Bank N.A.
                                         P.O. Box 320
                                         Pittsburgh, PA 15230-0320

     * National Financial Services Corp. holds these shares of record for the account of certain of its clients and has informed the Funds of its policy to maintain the confidentiality of holdings in its client accounts unless disclosure is expressly required by law.

                      At December 6, 1995, the trustees and officers of the Trusts, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.


                                REGISTRATION STATEMENT

                      This SAI and the Prospectus do not contain all the infor-mation included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C.

                      Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


                                FINANCIAL STATEMENTS

                      The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 1995:

              The audited financial statements of the Funds and Portfolios and notes thereto for the fiscal year ended August 31, 1995, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger & Berman GENESIS Trust and Portfolio, Neuberger & Berman FOCUS Trust and
              Portfolio,   Neuberger   &  Berman   GUARDIAN   Trust  and
              Portfolio, and Neuberger & Berman PARTNERS Trust and Portfolio, and the report of Coopers & Lybrand L.L.P., independent accountants, with respect to such audited financial statements of Neuberger & Berman MANHATTAN Trust and Portfolio.

                                                                      Appendix A

                   RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

                      S&P corporate bond ratings:

                      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

                      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      CI   -   The rating  CI is  reserved for  income bonds  on
     which no interest is being paid.

                      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                      Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      Moody's corporate bond ratings:

                      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

                      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

                      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                      Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                      Caa   -   Bonds  rated Caa  are of  poor standing.    Such
     issues may be in default or there may be present elements of danger with respect to principal or interest.

                      Ca   -    Bonds rated  Ca  represent obligations  that are
     speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Modifiers--Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating.

                      S&P commercial paper ratings:

                      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

                      Moody's commercial paper ratings

                      Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                      -        Leading  market   positions  in  well-established
                               industries.
                      -        High rates of return on funds employed.
                      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Appendix B

                                  PERFORMANCE DATA

                                                             COST OF LIVING INDEX

                                                            PREPARED FOR:  BARBARA

                                                 Sales                     Net Asset         Initial
                   Initial      Offering        Charge         Shares        Value          Net Asset
        Date     Investment       Price        Included      Purchased     per Share          Value
        ----     ----------     ---------      --------      ---------     ----------       ---------
       9/27/88   $10,000.00     $119.8000        0.00%         83.472      $119.8000         $10,000


                           Dividends and Capital Gains Reinvested

                    =========== C O S T  O F  S H A R E S ==============
                                    Annual      Cumulative       Total         Annual
                   Cumulative       Income        Income       Investment     Cap Gain
         Date      Investment      Dividends     Dividends       Cost         Distrib'n
         ----      ----------      ---------     ---------     ---------      ---------
       8/31/89        10,000           0             0           10,000           0
       8/31/90        10,000           0             0           10,000           0
       8/31/91        10,000           0             0           10,000           0
       8/31/92        10,000           0             0           10,000           0
       8/31/93        10,000           0             0           10,000           0
       8/31/94        10,000           0             0           10,000           0
       8/31/95        10,000           0             0           10,000           0

       Totals                          0                                          0

                  ================ V A L U E  O F  S H A R E S ===============
                                   From                      From
                    From         Cap Gains       Sub-      Dividends     Total       Shares
        Date     Investment     Reinvested      Total     Reinvested     Value        Held
        ----     ----------     ----------      -----     ----------     -----       ------
       8/31/89     10,401            0          10,401         0         10,401        83
       8/31/90     10,985            0          10,985         0         10,985        83
       8/31/91     11,402            0          11,402         0         11,402        83
       8/31/92     11,761            0          11,761         0         11,761        83
       8/31/93     12,087            0          12,087         0         12,087        83
       8/31/94     12,437            0          12,437         0         12,437        83
       8/31/95     12,730            0          12,730         0         12,730        83

       Totals      12,730            0          12,730         0         12,730        83

       Average Annual Total Return for This Illustration:  3.55% (Annual Compounding)

                                                               FROM FOCUS TRUST

                                                            PREPARED FOR:  BARBARA

                                                                                 Net Asset         Initial
                     Initial        Offering     Sales Charge       Shares         Value          Net Asset
       Date         Investment        Price        Included       Purchased      per Share          Value
       ----         ----------      --------      -----------     ----------     ----------       ---------

       10/19/55    $200,000.00      $2.5084          0.00%        79,733.329      $2.5084          $200,000

                             Systematic Withdrawal Plan
                        Dividends and Capital Gains Reinvested
            Monthly Withdrawals of $1,666.67 (10.0% Annually) Beginning 11/30/55

                         ====================== AMOUNTS WITHDRAWN ========================
                          From
                         Income              From               Annual           Cumulative
          Date          Dividends          Principal             Total             Total
          ----          ---------          ---------            ------           ----------
       12/31/55                 0              3,333             3,333              3,333
       12/31/56             3,075             16,925            20,000             23,333
       12/31/57             2,911             17,089            20,000             43,333
       12/31/58             3,531             16,469            20,000             63,333
       12/31/59             2,647             17,353            20,000             83,333
       12/31/60             2,638             17,362            20,000            103,333
       12/31/61             1,514             18,486            20,000            123,333
       12/31/62             2,823             17,177            20,000            143,333
       12/31/63             4,158             15,842            20,000            163,333
       12/31/64             4,580             15,420            20,000            183,333
       12/31/65             4,878             15,122            20,000            203,333
       12/31/66             5,474             14,526            20,000            223,333
       12/31/67             6,001             13,999            20,000            243,333
       12/31/68             7,814             12,186            20,000            263,333
       12/31/69            10,904              9,096            20,000            283,333
       12/31/70            11,517              8,483            20,000            303,333
       12/31/71             8,939             11,061            20,000            323,333
       12/31/72             6,963             13,037            20,000            343,333
       12/31/73             7,714             12,286            20,000            363,333
       12/31/74            10,666              9,334            20,000            383,333
       12/31/75            11,931              8,069            20,000            403,333
       12/31/76            11,691              8,309            20,000            423,333
       12/31/77            12,064              7,936            20,000            443,333
       12/31/78            14,895              5,105            20,000            463,333
       12/31/79            17,745              2,255            20,000            483,333
       12/31/80            24,168             -4,168            20,000            503,333
       12/31/81            34,507            -14,507            20,000            523,333
       12/31/82            35,376            -15,376            20,000            543,333
       12/31/83            38,234            -18,234            20,000            563,333






                          From
                         Income              From               Annual           Cumulative
          Date          Dividends          Principal             Total             Total
          ----          ---------          ---------            ------           ----------
       12/31/84            34,870            -14,870            20,000            583,333
       12/31/85            39,588            -19,588            20,000            603,333
       12/31/86            40,877            -20,877            20,000            623,333
       12/31/87            31,651            -11,651            20,000            643,333
       12/31/88            31,622            -11,622            20,000            663,333
       12/31/89            31,152            -11,152            20,000            683,333
       12/31/90            25,865             -5,865            20,000            703,333
       12/31/91            27,428             -7,428            20,000            723,333
       12/31/92            22,593             -2,593            20,000            743,333
       12/31/93             4,220             15,780            20,000            763,333
       12/31/94            10,487              9,513            20,000            783,333
        8/31/95                 0             13,333            13,333            796,666

        Totals            609,711            186,955            796,666           796,666


                                      ====== VALUE OF REMAINING SHARES =======
                        Annual         Remaining         Capital
                       Cap Gain         Original          Gain            Total        Shares
          Date        Distrib'n          Shares          Shares           Value         Held
          ----        ---------        ---------        --------          -----        ------
       12/31/55               0          224,392               0        224,392        78,535
       12/31/56           7,330          243,982           8,155        252,137        75,616
       12/31/57           8,869          182,115          14,547        196,662        73,399
       12/31/58           5,116          239,403          26,648        266,051        69,711
       12/31/59          14,487          260,750          47,285        308,035        69,413
       12/31/60          12,216          244,571          60,887        305,458        68,446
       12/31/61          12,799          262,910          83,479        346,389        67,418
       12/31/62           6,319          191,487          73,223        264,710        65,143
       12/31/63           9,227          205,607          94,268        299,875        63,590
       12/31/64           9,923          198,421         107,998        306,419        62,459
       12/31/65          12,757          225,255         145,661        370,916        61,763
       12/31/66          24,135          189,601         158,410        348,011        64,430
       12/31/67          28,440          228,946         232,144        461,090        66,401
       12/31/68          29,099          211,733         256,462        468,195        69,003
       12/31/69          12,581          162,510         218,142        380,652        69,986
       12/31/70           4,495          139,496         203,486        342,982        69,223
       12/31/71           9,498          133,615         219,440        353,055        69,109
       12/31/72           9,192          129,330         243,386        372,716        68,633
       12/31/73           4,408          103,616         223,115        326,731        66,855
       12/31/74               0           73,168         173,873        247,041        64,865
       12/31/75               0           85,275         223,115        308,390        63,102
       12/31/76          10,166           98,133         289,582        387,715        63,565
       12/31/77          13,091           87,043         290,631        377,674        64,760
       12/31/78          16,463           78,911         298,167        377,078        66,370
       12/31/79          18,820          106,167         433,773        539,940        68,772
       12/31/80          55,081          136,243         600,430        736,673        75,144
       12/31/81          65,009          120,522         518,239        638,761        86,666
       12/31/82          18,042          128,437         493,997        622,434        92,304
       12/31/83          29,906          161,024         578,434        739,458        98,760
       12/31/84          26,760          170,504         584,155        754,659       104,585
       12/31/85          40,018          211,307         690,668        901,975       112,723
       12/31/86          77,109          226,632         745,438        972,070       125,890
       12/31/87         174,683          200,276         760,369        960,645       148,345
       12/31/88          33,263          231,501         866,455      1,097,956       154,853
       12/31/89         166,796          269,717       1,133,269      1,402,986       177,282
       12/31/90          28,044          250,146       1,049,910      1,300,056       182,282
       12/31/91          66,461          300,626       1,298,210      1,598,836       191,508
       12/31/92         170,497          327,575       1,586,004      1,913,579       212,897
       12/31/93           2,110          372,854       1,893,677      2,266,531       211,430
       12/31/94               0          365,190       1,902,509      2,267,699       210,557
        8/31/95               0          473,197       2,545,512      3,018,709       209,487

        Totals        1,233,211          473,197       2,545,512      3,018,709       209,487

            Average Annual Total Return for This Illustration:  12.25% (Annual Compounding)






                  Average Annual Total Returns                1-Year    5-Year     10-Year
                       at Net Asset Value                     ------    ------     -------
                   for Periods Ending   6/30/95:              26.32%    16.13%     14.32%

                                                           NEUBERGER & BERMAN FOCUS

                   ========================= COST OF SHARES ===========================

                                  Annual       Cumulative       Total        Annual Cap
                  Cumulative      Income         Income      Investment         Gain
         Date     Investment     Dividends     Dividends        Cost        Distribution

       8/31/77      10,000         2,230        17,323         27,232           1,939
       8/31/78      10,000         2,425        19,748         29,748           2,631
       8/31/79      10,000         3,158        22,906         32,906           3,490
       8/31/80      10,000         3,951        26,857         36,857           4,191
       8/31/81       10,00         5,579        32,436         42,436          12,716
       8/31/82      10,000         8,199        40,635         50,635          15,446
       8/31/83      10,000         8,699        49,334         59,334           4,436
       8/31/84      10,000         9,691        59,025         69,025           7,580
       8/31/85      10,000         9,081        68,106         78,106           6,969
       8/31/86      10,000        10,569        78,675         88,675          10,684
       8/31/87      10,000        11,157        89,832         99,832          21,046
       8/31/88      10,000         8,807        98,639        108,639          48,561
       8/31/89      10,000         8,973       107,612        117,612           9,433
       8/31/90      10,000         8,987       116,599        126,599          48,090
       8/31/91      10,000         7,572       124,172        134,172           8,209
       8/31/92      10,000         8,144       132,316        142,316          19,739
       8/31/93      10,000         6,791       139,107        149,107          51,238
       8/31/94      10,000         6,710       145,817        155,817          45,629
       8/31/95      10,000         5,822       151,639        161,639          43,083

       Totals                    151,639                                      387,682

                  =========================== VALUE OF SHARES=================================

                                From Cap                   From
                     From        Gains                   Dividends
         Date     Investment   Reinvested   Sub Total   Reinvested   Total Value    Shares Held
       8/31/77     24,299       29,207      53,506       21,716         75,222         5,159
       8/31/78     26,133       34,517      60,650       26,217         86,867         5,540
       8/31/79     29,884       43,675      73,559       33,784        107,343         5,987
       8/31/80     37,917       61,280      99,197       48,394        147,591         6,488
       8/31/81     35,767       70,225     105,992       51,100        157,092         7,320
       8/31/82     26,550       66,476      93,026       45,548        138,574         8,699
       8/31/83     32,801       88,080     120,881       67,947        188,828         9,595
       8/31/84     31,416       92,348     123,764       75,287        199,051        10,560
       8/31/85     33,167      105,513     138,680       89,933        228,613        11,488
       8/31/86     35,117      124,321     159,438      107,689        267,127        12,678
       8/31/87     40,650      172,364     213,014      139,741        352,755        14,643
       8/31/88     28,766      163,857     192,623      106,906        299,529        17,354
       8/31/89     36,333      219,324     255,657      146,768        402,425        18,460
       8/31/90     30,083      227,279     257,362      130,065        387,427        21,464
       8/31/91     33,416      262,297     295,713      153,540        449,253        22,407






                  =========================== VALUE OF SHARES=================================

                                From Cap                   From
                     From        Gains                   Dividends
         Date     Investment   Reinvested   Sub Total   Reinvested   Total Value    Shares Held
       8/31/92     35,084      297,046     332,130      170,166        502,296        23,862
       8/31/93     39,999      401,852     441,851      202,320        644,171        26,840
       8/31/94     40,700      457,204     497,904      212,966        710,870        29,110
       8/31/95     48,134      598,363     646,497      259,653        906,150        31,376

       Totals      48,134      598,363     646,497      259,653        906,150        31,376

       Average Annual Total Return for This Illustration:  11.97% (Annual Compounding)

          Average Annual Total Returns                    1-Year          5-Year    10-Year
               at Net Asset Value
          for Period Ending  6/30/95:                     26.38%          15.48%    14.00%


                                                         FROM SELECTED SECTORS TRUST

                                                            PREPARED FOR:  BARBARA

                                               Sales                       Net Asset       Initial
                    Initial    Offering       Charge          Shares         Value        Net Asset
         Date     Investment     Price       Included       Purchased      per Share        Value
         -----    ----------   --------      --------       ---------      ----------     ---------
       10/19/55   $10,000.00    $2.5084        0.00%          3,986.666     $2.5084        $10,000

                                Dividends and Capital Gains Reinvested

                      ============= C O S T  O F  S H A R E S =============
                                    Annual      Cumulative       Total         Annual
                     Cumulative     Income        Income      Investment      Cap Gain
          Date       Investment    Dividends    Dividends        Cost        Distrib'n
          ----       ----------    ---------    ----------     ---------    -----------
       8/31/56        10,000             0               0       10,000             0
       8/31/57        10,000           165             165       10,165           393
       8/31/58        10,000           169             334       10,334           516
       8/31/59        10,000           226             560       10,560           327
       8/31/60        10,000           182             741       10,741           994
       8/31/61        10,000           193             935       10,935           896
       8/31/62        10,000           118           1,053       11,053           998
       8/31/63        10,000           235           1,288       11,288           527
       8/31/64        10,000           373           1,661       11,661           828
       8/31/65        10,000           439           2,100       12,100           951
       8/31/66        10,000           499           2,599       12,599         1,304
       8/31/67        10,000           592           3,190       13,190         2,609
       8/31/68        10,000           683           3,873       13,873         3,238
       8/31/69        10,000           930           4,803       14,803         3,464
       8/31/70        10,000         1,358           6,162       16,162         1,567
       8/31/71        10,000         1,520           7,682       17,682           593
       8/31/72        10,000         1,247           8,929       18,929         1,325
       8/31/73        10,000         1,028           9,956       19,956         1,356
       8/31/74        10,000         1,207          11,164       21,164           690
       8/31/75        10,000         1,785          12,949       22,949             0
       8/31/76        10,000         2,145          15,094       25,094             0
       8/31/77        10,000         2,230          17,323       27,323         1,939
       8/31/78        10,000         2,425          19,748       29,748         2,631
       8/31/79        10,000         3,158          22,906       32,906         3,490
       8/31/80        10,000         3,951          26,857       36,857         4,191
       8/31/81        10,000         5,579          32,436       42,436        12,716
       8/31/82        10,000         8,199          40,635       50,635        15,446
       8/31/83        10,000         8,699          49,334       59,334         4,436
       8/31/84        10,000         9,691          59,025       69,025         7,580
       8/31/85        10,000         9,081          68,106       78,106         6,969
       8/31/86        10,000        10,569          78,675       88,675        10,684
       8/31/87        10,000        11,157          89,832       99,832        21,046
       8/31/88        10,000         8,807          98,639      108,639        48,561






                                    Annual      Cumulative       Total         Annual
                     Cumulative     Income        Income      Investment      Cap Gain
          Date       Investment    Dividends    Dividends        Cost        Distrib'n
          ----       ----------    ---------    ----------     ---------    -----------
       8/31/89        10,000         8,973         107,612      117,612         9,433
       8/31/90        10,000         8,987         116,599      126,599        48,090
       8/31/91        10,000         7,572         124,172      134,172         8,209
       8/31/92        10,000         8,144         132,316      142,316        19,739
       8/31/93        10,000         6,791         139,107      149,107        51,238
       8/31/94        10,000         1,284         140,391      150,391           642
       8/31/95        10,000         3,219         143,610      153,610             0

       Totals                      143,610                                    299,612


                       ===================== VALUE OF SHARES ==========================
                                         From                        From
                         From          Cap Gains       Sub-       Dividends       Total       Shares
       Date           Investment      Reinvested      Total       Reinvested      Value        Held
       ---            ----------      ----------      -----       ----------      -----        -----
       8/31/56            13,082             0        13,082               0      13,082       3,987
       8/31/57            13,343           439        13,782             184      13,966       4,173
       8/31/58            13,022           995        14,017             366      14,383       4,403
       8/31/59            17,576         1,780        19,356             795      20,151       4,571
       8/31/60            18,891         3,108        21,999           1,073      23,072       4,869
       8/31/61            20,491         4,497        24,988           1,407      26,395       5,135
       8/31/62            16,392         4,432        20,824           1,224      22,048       5,362
       8/31/63            19,283         5,929        25,212           1,760      26,972       5,576
       8/31/64            19,692         6,927        26,619           2,190      28,809       5,833
       8/31/65            21,250         8,509        29,759           2,841      32,600       6,116
       8/31/66            21,350         9,776        31,126           3,323      34,449       6,433
       8/31/67            28,650        17,059        45,709           5,353      51,062       7,105
       8/31/68            28,016        19,965        47,981           5,928      53,909       7,671
       8/31/69            23,799        20,063        43,862           5,869      49,731       8,330
       8/31/70            18,833        17,235        36,068           5,822      41,890       8,867
       8/31/71            22,017        20,853        42,870           8,613      51,483       9,322
       8/31/72            21,783        22,065        43,848           9,870      53,718       9,831
       8/31/73            19,151        20,718        39,869           9,677      49,546      10,314
       8/31/74            15,166        16,907        32,073           8,536      40,609      10,674
       8/31/75            20,167        22,480        42,647          13,779      56,426      11,155
       8/31/76            23,783        26,512        50,295          18,869      69,164      11,594
       8/31/77            24,299        29,207        53,506          21,716      75,222      12,341
       8/31/78            26,133        34,517        60,650          26,217      86,867      13,252
       8/31/79            29,884        43,675        73,559          33,784     107,343      14,320
       8/31/80            37,917        61,280        99,197          48,394     147,591      15,518
       8/31/81            35,767        70,225       105,992          51,100     157,092      17,510
       8/31/82            26,549        66,476        93,025          45,548     138,573      20,808
       8/31/83            32,801        88,080       120,881          67,947     188,828      22,951
       8/31/84            31,416        92,348       123,764          75,287     199,051      25,259
       8/31/85            33,167       105,513       138,680          89,933     228,613      27,479
       8/31/86            35,117       124,231       159,438          107,689    267,127      30,326
       8/31/87            40,650       172,364       213,014          139,741    352,755      34,596
       8/31/88            28,766       163,857       192,623          106,906    299,529      41,511
       8/31/89            36,333       219,324       255,657          146,768    402,425      44,156
       8/31/90            30,083       227,279       257,362          130,065    387,427      51,342
       8/31/91            33,416       262,297       295,713          153,540    449,253      53,597
       8/31/92            35,083       297,046       332,129          170,166    502,295      57,078
       8/31/93            39,986       401,714       441,700          202,250    643,950      64,202
       8/31/94            45,288       455,662       500,950          230,430    731,380      64,382
       8/31/95            57,448       578,001       635,449          296,604    932,053      64,681

       Totals             57,448       578,001       635,449          296,604    932,053      64,681


       Average Annual Total Return for This Illustration:   12.05% (Annual Compounding)






     Average Annual Total Returns            1-Year       5-Year         10-Year
          at Net Asset Value                 ------       ------         -------
      for Periods Ending 6/30/95:            26.32%       16.13%          14.32%


                                                              FROM GENESIS TRUST

                                                            PREPARED FOR:  BARBARA

                                                      Sales                          Net Asset        Initial
                     Initial        Offering         Charge          Shares            Value         Net Asset
         Date       Investment        Price         Included        Purchased        per Share         Value
         ----       ----------      --------        --------        ---------       ----------       ---------

       9/27/88      $10,000.00       $5.8343          0.00%         1,714.000         $5.8343         $10,000

                          Dividends and Capital Gains Reinvested

                   ============== C O S T  O F  S H A R E S =================
                                    Annual         Cumulative        Total          Annual
                   Cumulative       Income           Income        Investment      Cap Gain
         Date      Investment      Dividends       Dividends         Cost          Distrib'n
         ----      ----------      ---------       ----------      ---------      -----------
        13/31/88     10,000              20               20         10,020              0
        12/31/89     10,000              40               60         10,060            240
        12/31/90     10,000              82              142         10,142              0
        12/31/91     10,000              21              163         10,163            186
        12/31/92     10,000               0              163         10,163              0
        12/31/93     10,000               0              163         10,163             18
        12/31/94     10,000               0              163         10,163              9
         8/31/95     10,000               0              163         10,163              0

          Totals                        163                                            454


                    =============== V A L U E  O F  S H A R E S ==================
                                    From                    From
                      From        Cap Gains     Sub-     Dividends         Total        Shares
         Date      Investment    Reinvested     Total    Reinvested        Value         Held
         ----      ----------    ----------     -----    ----------        -----         -----
        13/31/88     10,320             0      10,320         20           10,340       1,717
        12/31/89     11,820           240      12,060         63           12,123       1,758
        12/31/90      9,820           200      10,020        134           10,154       1,772
        12/31/91     13,700           465      14,165        208           14,373       1,798
        12/31/92     15,840           537      16,377        241           16,618       1,798
        12/31/93     18,100           632      18,732        275           19,007       1,800
        12/31/94     17,792           630      18,422        270           18,692       1,801
         8/31/95     21,683           768      22,451        329           22,780       1,801

          Totals     21,683           768      22,451        329           22,780       1,801

       Average Annual Total Return for This Illustration:   12.62% (Annual Compounding)






              Average Annual Total Returns      1-Year  5-Year    Since Inception (9/27/88)
                   at Net Asset Value           ------  ------    -------------------------
              for Periods Ending 6/30/95:       16.33%  11.54%           11.68%

                                                              FROM GENESIS TRUST

                                                            PREPARED FOR:  BARBARA
                                                   Sales                       Net Asset      Initial
                      Initial       Offering       Charge         Shares         Value       Net Asset
          Date       Investment       Price       Included       Purchased     per Share       Value
          ----       ----------     -------       --------       ---------     ---------     ---------

       9/27/88       $10,000.00     $5.8343        0.00%         1,714.000      $5.8343       $10,000

                           Dividends and Capital Gains Reinvested

                  =============== C O S T  O F  S H A R E S ==============
                                   Annual       Cumulative         Total          Annual
                   Cumulative      Income         Income        Investment       Cap Gain
         Date      Investment     Dividends      Dividends         Cost         Distrib'n
         ----      ----------     ---------      ---------       ---------      ---------
       8/31/89       10,000            20            20           10,020              0
       8/31/90       10,000            40            60           10,060            240
       8/31/91       10,000            82           142           10,142              0
       8/31/92       10,000            21           163           10,163            186
       8/31/93       10,000             0           163           10,163              0
       8/31/94       10,000             0           163           10,163             18
       8/31/95       10,000             0           163           10,163              9

       Totals                         163                                           454

                    ==================== VALUE OF SHARES =======================
                                     From                       From
                      From        Cap Gains        Sub-      Dividends      Total       Shares
       Date        Investment     Reinvested      Total      Reinvested     Value        Held
       ----        ----------     ----------      -----      ----------     -----       ------
       8/31/89       13,020              0        13,020          25       13,045       1,717
       8/31/90        9,980            203        10,183          53       10,236       1,758
       8/31/91       13,400            273        13,673         183       13,856       1,772
       8/31/92       13,880            471        14,351         211       14,562       1,798
       8/31/93       17,226            584        17,810         262       18,072       1,798
       8/31/94       18,151            634        18,785         276       19,061       1,800
       8/31/95       21,683            768        22,451         329       22,780       1,801

       Totals        21,683            768        22,451         329       22,780       1,801

       Average Annual Total Return for This Illustration:   12.62% (Annual Compounding)

              Average Annual Total Returns       1-Year   5-Year    Since Inception (9/27/88)
                  at Net Asset Value             ------   ------    -------------------------
              for Periods Ending 9/30/95:        22.18%   19.27%             12.66%







                                                             FROM GUARDIAN TRUST

                                                            PREPARED FOR:  BARBARA


                                               Sales                     Net Asset        Initial
                    Initial      Offering      Charge       Shares         Value         Net Asset
        Date      Investment       Price      Included     Purchased     per Share         Value
        ----      ----------     --------     --------     ---------     ---------       ---------

       6/1/50     $200,000.00    $1.8674       0.00%      107,100.000     $1.8674         $200,000


                               Systematic Withdrawal Plan
                        Dividends and Capital Gains Reinvested
           Monthly Withdrawals of $1,666.67 (10.0% Annually) Beginning  6/30/50

                       ================= AMOUNTS WITHDRAWN ========================
                         From                                                               Annual
                        Income            From            Annual         Cumulative        Cap Gain
          Date         Dividends        Principal         Total             Total         Distrib'n
          ----         ---------        ---------         ------         ----------       ---------
        12/31/50           1,949           9,718           11,667             11,667              0
        12/31/51           8,912          11,088           20,000             31,667          4,011
        12/31/52           7,746          12,254           20,000             51,667          5,294
        12/31/53           7,508          12,492           20,000             71,667          1,195
        12/31/54           6,623          13,377           20,000             91,667          8,092
        12/31/55           7,297          12,703           20,000            111,667         14,484
        12/31/56           8,168          11,832           20,000            131,667         11,270
        12/31/57           8,166          11,834           20,000            151,667          4,022
        12/31/58           8,448          11,552           20,000            171,667          7,844
        12/31/59           7,257          12,743           20,000            191,667         29,528
        12/31/60           8,672          11,328           20,000            211,667          8,561
        12/31/61           7,963          12,037           20,000            231,667         24,917
        12/31/62           8,563          11,437           20,000            251,667          8,454
        12/31/63           9,171          10,829           20,000            271,667         11,764
        12/31/64           9,205          10,795           20,000            291,667         20,942
        12/31/65          10,119           9,881           20,000            311,667         21,979
        12/31/66          10,391           9,609           20,000            331,667         13,153
        12/31/67          10,141           9,859           20,000            351,667         35,963
        12/31/68          11,847           8,153           20,000            371,667         40,279
        12/31/69          14,336           5,664           20,000            391,667         21,098
        12/31/70          16,016           3,984           20,000            411,667          4,760
        12/31/71          16,556           3,444           20,000            431,667         27,974
        12/31/72          16,575           3,425           20,000            451,667         26,866
        12/31/73          17,922           2,078           20,000            471,667         12,600
        12/31/74          23,031          -3,031           20,000            491,667          2,344
        12/31/75          27,310          -7,310           20,000            511.667          4,072
        12/31/76          26,446          -6,446           20,000            531,667         40,400
        12/31/77          27,585          -7,585           20,000            551,667         31,538






                         From                                                               Annual
                        Income            From            Annual         Cumulative        Cap Gain
          Date         Dividends        Principal         Total             Total         Distrib'n
          ----         ---------        ---------         ------         ----------       ---------
        12/31/78          30,570         -10,570           20,000            571,667         46,444
        12/31/79          34,576         -14,576           20,000            591,667         80,676
        12/31/80          41,729         -21,729           20,000            611,667        165,482
        12/31/81          66,294         -46,294           20,000            631,667         70,690
        12/31/82          68,340         -48,340           20,000            651,667         35,556
        12/31/83          66,325         -46,325           20,000            671,667        109,076
        12/31/84          71,652         -51,652           20,000            691,667         56,355
        12/31/85          93,224         -73,224           20,000            711,667        342,188
        12/31/86          96,987         -76,987           20,000            731,667        290,204
        12/31/87         112,025         -92,025           20,000            751,667        313,521
        12/31/88          93,586         -73,586           20,000            771,667        315,070
        12/31/89         104,904         -84,904           20,000            791,667        342,357
        12/31/90         113,366         -93,366           20,000            811,667         53,901
        12/31/91         105,305         -85,305           20,000            831,667        303,786
        12/31/92          91,918         -71,918           20,000            851,667        237,107
        12/31/93          50,982         -30,982           20,000            871,667          6,718
        12/31/94          81,035         -61,035           20,000            891,667              0
        8/31/95           33,973         -20,640           13,333            905,000              0

         Totals        1,700,716        -795,716          905,000            905,000      3,212,534


                        ======= VALUE OF REMAINING SHARES ========
                        Remaining         Capital
                        Original            Gain           Total           Shares
          Date           Shares            Shares          Value            Held
          ----          ---------        ---------         -----           ------
        12/31/50          205,803               0         205,803           101,950
        12/31/51          217,640           4,164         221,804            98,733
        12/31/52          214,635          10,055         224,690            95,798
        12/31/53          189,442          10,673         200,115            90,738
        12/31/54          229,670          22,978         252,648            88,659
        12/31/55          238,303          40,212         278,515            89,362
        12/31/56          228,625          52,308         280,933            89,388
        12/31/57          186,916          49,235         236,151            87,033
        12/31/58          235,536          73,907         309,443            85,637
        12/31/59          226,001         105,441         331,442            90,647
        12/31/60          222,016         118,118         340,134            89,902
        12/31/61          239,690         159,191         398,881            92,910
        12/31/62          197,144         147,404         344,548            92,161
        12/31/63          215,254         181,382         396,636            92,347
        12/31/64          219,173         214,377         433,550            94,492
        12/31/65          225,462         252,809         478,271            96,976
        12/31/66          197,924         245,799         443,723            97,904
        12/31/67          220,178         323,669         543,847           103,273
        12/31/68          216,850         370,879         587,729           109,129
        12/31/69          179,328         336,080         515,408           112,607
        12/31/70          171,975         334,938         506,913           112,917
        12/31/71          181,013         389,433         570,446           118,954
        12/31/72          184,207         430,959         615,166           123,657
        12/31/73          150,890         368,713         519,603           126,534
        12/31/74          124,819         298,471         423,290           128,353
        12/31/75          173,644         400,266         573,910           131,169
        12/31/76          221,270         537,271         758,541           140,602
        12/31/77          208,687         520,363         729,050           148,613
        12/31/78          214,664         556,158         770,822           160,613
        12/31/79          274,553         756,693       1,031,246           178,254
        12/31/80          317,570         980,308       1,297,878           207,777
        12/31/81          314,589         901,452       1,216,041           230,021
        12/31/82          425,892       1,110,224       1,536,116           243,658
        12/31/83          530,917       1,372,115       1,903,032           266,216
        12/31/84          585,533       1,434,323       2,019,856           281,382
        12/31/85          673,563       1,829,577       2,503,140           341,077
        12/31/86          726,309       2,055,106       2,781,415           390,624
        12/31/87          694,140       2,041,976       2,736,116           454,604
        12/31/88          858,447       2,623,825       3,482,272           510,892
        12/31/89        1,015,474       3,194,664       4,210,138           568,321
        12/31/90        1,019,797       2,971,539       3,991,336           589,942
        12/31/91        1,352,732       3,986,428       5,339,160           636,775
        12/31/92        1,600,592       4,731,383       6,331,975           669,848
        12/31/93        1,834,180       5,332,300       7,166,480           673,541
        12/31/94        1,902,833       5,352,346       7,255,179           679,324
        8/31/95         2,486,742       6,930,987       9,417,729           680,964






                        Remaining         Capital
                        Original            Gain           Total           Shares
          Date           Shares            Shares          Value            Held
          ----          ---------        ---------         -----           ------
        12/31/50          205,803               0         205,803           101,950

         Totals         2,486,742       6,930,987       9,417,729           680,964

       Average Annual Return for This Illustration:  12.98% (Annual Compounding)

              Average Annual Total Returns      1-Year   5-Year    10-Year
                 at Net Asset Value             ------   ------    -------
              for Periods Ending  6/30/95:      24.88%   16.17%    14.92%

                                                             FROM GUARDIAN TRUST

                                                            PREPARED FOR:  BARBARA

                                                 Sales                      Net Asset        Initial
                     Initial     Offering        Charge         Shares        Value         Net Asset
         Date       Investment     Price        Included      Purchased     per Share         Value
         -----     -----------   --------      ---------      ----------    ---------       ---------

        6/1/50      $10,000.00    $1.8674        0.00%        5,355.000      $1.8674         $10,000

                           Dividends and Capital Gains Reinvested

                    =============== C O S T  O F  S H A R E S ================
                                    Annual         Cumulative        Total          Annual
                   Cumulative       Income           Income        Investment      Cap Gain
         Date      Investment      Dividends       Dividends         Cost          Distrib'n
         ----      ----------      ---------       ----------      ---------      -----------
       8/31/50       10,000               0                0         10,000              0
       8/31/51       10,000             406              406         10,406              0
       8/31/52       10,000             511              917         10,917            228
       8/31/53       10,000             488            1,404         11,404            330
       8/31/54       10,000             512            1,916         11,916             82
       8/31/55       10,000             506            2,421         12,421            609
       8/31/56       10,000             611            3,033         13,033          1,177
       8/31/57       10,000             729            3,761         13,761            984
       8/31/58       10,000             867            4,629         14,629            378
       8/31/59       10,000             869            5,498         15,498            797
       8/31/60       10,000             842            6,340         16,340          3,194
       8/31/61       10,000           1,013            7,352         17,352            985
       8/31/62       10,000           1,012            8,364         18,364          3,028
       8/31/63       10,000           1,117            9,481         19,481          1,086
       8/31/64       10,000           1,268           10,750         20,750          1,597
       8/31/65       10,000           1,353           12,102         22,102          2,983
       8/31/66       10,000           1,553           13,656         23,656          3,275
       8/31/67       10,000           1,649           15,305         25,305          2,046
       8/31/68       10,000           1,724           17,029         27,029          5,829
       8/31/69       10,000           2,081           19,110         29,110          6,776
       8/31/70       10,000           2,566           21,676         31,676          3,678
       8/31/71       10,000           3,298           24,974         34,974            866
       8/31/72       10,000           3,258           28,232         38,232          5,285
       8/31/73       10,000           3,355           31,587         41,587          5,256
       8/31/74       10,000           3,872           35,458         45,458          2,555
       8/31/75       10,000           5,577           41,036         51,036            495
       8/31/76       10,000           6,125           47,161         57,161            895
       8/31/77       10,000           6,287           53,448         63,448          9,159
       8/31/78       10,000           6,693           60,142         70,142          7,349
       8/31/79       10,000           7,695           67,837         77,837         11,115
       8/31/80       10,000           9,009           76,845         86,845         19,773






                                    Annual         Cumulative        Total          Annual
                   Cumulative       Income           Income        Investment      Cap Gain
         Date      Investment      Dividends       Dividends         Cost          Distrib'n
         ----      ----------      ---------       ----------      ---------      -----------
       8/31/81       10,000          11,305           88,150         98,150         41,343
       8/31/82       10,000          17,522          105,672        115,672         17,945
       8/31/83       10,000          18,076          123,748        133,748          9,177
       8/31/84       10,000          20,004          143,752        153,752         28,486
       8/31/85       10,000          19,528          163,281        173,281         14,879
       8/31/86       10,000          27,134          190,415        200,415         91,183
       8/31/87       10,000          27,958          218,373        228,373         77,910
       8/31/88       10,000          26,953          245,325        255,325         84,700
       8/31/89       10,000          26,927          272,252        282,252         85,664
       8/31/90       10,000          30,193          302,445        312,445         93,568
       8/31/91       10,000          31,735          334,181        344,181         14,818
       8/31/92       10,000          24,360          358,541        368,541         83,874
       8/31/93       10,000          25,329          383,870        393,870         65,697
       8/31/94       10,000          13,106          396,976        406,976          1,867
       8/31/95       10,000          22,667          419,643        429,643              0

       Totals                       419,643                                        812,922


                    ===================== VALUE OF SHARES ==========================
                                     From                        From
                      From        Cap Gains        Sub-       Dividends        Total        Shares
         Date      Investment     Reinvested       Total      Reinvested       Value         Held
         ----      ----------     ----------       -----      ----------       -----        ------
       8/31/50       10,070              0         10,070           0         10,070         5,355
       8/31/51       11,960              0         11,960         436         12,396         5,550
       8/31/52       12,279            242         12,521         978         13,499         5,887
       8/31/53       11,451            549         12,000       1,384         13,384         6,259
       8/31/54       13,450            740         14,190       2,182         16,372         6,518
       8/31/55       17,130          1,719         18,849       3,341         22,190         6,937
       8/31/56       17,380          3,019         20,399       4,024         24,423         7,525
       8/31/57       16,320          3,830         20,150       4,500         24,650         8,088
       8/31/58       16,960          4,427         21,387       5,636         27,023         8,532
       8/31/59       21,271          6,483         27,754       8,004         35,758         9,002
       8/31/60       20,160          9,559         29,719       8,470         38,189        10,144
       8/31/61       23,360         12,273         35,633      10,902         46,535        10,668
       8/31/62       19,769         13,016         32,785      10,163         42,948        11,633
       8/31/63       23,170         16,559         39,729      13,134         52,863        12,218
       8/31/64       24,960         19,612         44,572      15,480         60,052        12,884
       8/31/65       25,860         23,410         49,270      17,411         66,681        13,808
       8/31/66       23,260         23,993         47,253      17,072         64,325        14,809
       8/31/67       29,449         32,922         62,371      23,464         85,835        15,608
       8/31/68       28,760         38,443         67,203      24,725         91,928        17,117
       8/31/69       25,960         40,738         66,698      24,245         90,943        18,760
       8/31/70       21,620         37,139         58,759      22,637         81,396        20,161
       8/31/71       26,400         46,409         72,809      31,308        104,117        21,119
       8/31/72       26,850         53,451         80,301      35,383        115,684        23,072
       8/31/73       22,880         50,080         72,960      33,326        106,286        24,876
       8/31/74       17,809         41,114         58,923      29,267         88,190        26,517
       8/31/75       22,720         53,090         75,810      43,788        119,598        28,189
       8/31/76       28,039         66,646         94,685      60,968        155,653        29,726
       8/31/77       27,441         74,636        102,077      65,961        168,038        32,793
       8/31/78       30,261         90,846        121,107      80,290        201,397        35,640
       8/31/79       32,421        111,545        143,966      95,231        239,197        39,509
       8/31/80       34,021        140,270        174,291     109,849        284,140        44,726
       8/31/81       30,591        163,434        194,025     109,262        303,287        53,092
       8/31/82       28,740        172,049        200,789     190,863        321,652        59,932
       8/31/83       39,531        247,290        286,821     186,311        473,132        64,094
       8/31/84       38,119        267,922        306,041     200,382        506,423        71,141
       8/31/85       43,360        321,569        364,929     248,996        613,925        75,820
       8/31/86       45,770        452,146        497,916     294,520        792,436        92,713
       8/31/87       50,319        596,296        646,615     357,180      1,003,795       106,823
       8/31/88       38,510        554,756        593,266     303,185        896,451       124,656
       8/31/89       45,669        763,809        809,478     390,876      1,200,354       140,747
       8/31/90       35,710        681,487        717,319     333,090      1,050,409       157,517
       8/31/91       44,701        871,487        916,188     454,426      1,370,614       164,198
       8/31/92       47,200      1,008,398      1,055,598     505,323      1,560,921       177,092
       8/31/93       54,996      1,246,328      1,301,324     616,108      1,917,432       186,702
       8/31/94       60,350      1,369,662      1,430,012     690,165      2,120,177       188,126
       8/31/95       74,060      1,680,783      1,754,843     874,469      2,629,312       190,117






                                     From                        From
                      From        Cap Gains        Sub-       Dividends        Total        Shares
         Date      Investment     Reinvested       Total      Reinvested       Value         Held
         ----      ----------     ----------       -----      ----------       -----        ------

       Totals        74,060      1,680,783      1,754,843     874,469      2,629,312       190,117

       Average Annual Total Return for This Illustration:  13.10% (Annual Compounding)


              Average Annual Total Returns      1-Year   5-Year    10-Year
                   at Net Asset Value           ------   ------    -------
              for Periods Ending 6/30/95:       24.88%   16.17%     14.92%

                                                             FROM MANHATTAN TRUST

                                                            PREPARED FOR:  BARBARA

                                               Sales                     Net Asset         Initial
                    Initial      Offering      Charge       Shares         Value          Net Asset
       Date       Investment       Price      Included     Purchased     per Share          Value
       ----       ----------     --------     --------     ---------     ----------       ---------

       3/1/79     $100,000.00    $1.9814       0.00%      50,468.754      $1.9814         $100,000


                                Systematic Withdrawal Plan
                          Dividends and Capital Gains Reinvested
             Monthly Withdrawals of $666.67 (8.0% Annually) Beginning 3/31/79

                    =============== AMOUNTS WITHDRAWN ===================
                      From                                                      Annual
                     Income           From          Annual      Cumulative     Cap Gain
         Date       Dividends      Principal        Total          Total       Distrib'n
         ----       ---------      ---------        -----       ----------     ---------
       12/31/79        1,883          4,784          6,667           6,667              0
       12/31/80        3,280          4,720          8,000          14,667              0
       12/31/81        3,547          4,453          8,000          22,667              0
       12/31/82        4,551          3,449          8,000          30,667              0
       12/31/83        5,835          2,165          8,000          38,667              0
       12/31/84        6,138          1,862          8,000          46,667              0
       12/31/85        3,726          4,274          8,000          54,667              0
       12/31/86        2,675          5,325          8,000          62,667         42,676
       12/31/87        3,393          4,607          8,000          70,667          5,279
       12/31/88       13,101         -5,101          8,000          78,667         32,377
       12/31/89        7,517            483          8,000          86,667         43,849
       12/31/90        7,337            663          8,000          94,667          6,879
       12/31/91        5,131          2,869          8,000         102,667         18,658
       12/31/92        2,400          5,600          8,000         110,667         80,646
       12/31/93          351          7,649          8,000         118,667            351
       12/31/94          694          7,306          8,000         126,667          2,776
        8/31/95            0          5,333          5,333         132,000              0

         Totals       71,560         60,440        132,000         132,000        233,490


                   ===== VALUE OF REMAINING SHARES =====
                    Remaining        Capital
                     Original         Gain         Total          Shares
         Date         Shares         Shares        Value           Held
         ----        ---------       ------        -----          ------
       12/31/79       127,622           0         127,622           48,354
       12/31/80       164,831           0         164,831           46,805
       12/31/81       145,245           0         145,245           45,437
       12/31/82       177,074           0         177,074           44,510
       12/31/83       216,209           0         216,209           44,200
       12/31/84       222,819           0         222,819           43,884
       12/31/85       296,292           0         296,292           43,206
       12/31/86       294,506      43,543         338,049           48,800
       12/31/87       285,291      47,334         332,625           48,879
       12/31/88       298,976      84,694         383,670           54,834
       12/31/89       345,026     141,659         486,685           60,230
       12/31/90       306,649     132,934         439,583           61,135
       12/31/91       381,160     185,362         566,522           62,828
       12/31/92       386,526     271,417         657,943           70,898
       12/31/93       416,710     298,670         715,380           70,135
       12/31/94       393,206     289,733         682,939           69,688
        8/31/95       515,056     384,045         899,101           69,215

         Totals       515,056     384,045         899,101           69,215

     Average Annual Total Return for This Illustration:   18.35% (Annual Compounding)

          Average Annual Total Returns      1-Year    5-Year     10-Year
               at Net Asset Value           ------    ------     -------
          for Periods Ending 6/30/95:       28.38%    12.59%     13.93%


                                                             FROM MANHATTAN TRUST

                                                            PREPARED FOR:  BARBARA

                                                    Sales                    Net Asset      Initial
                      Initial       Offering       Charge        Shares        Value       Net Asset
         Date        Investment       Price       Included     Purchased     per Share       Value
         ----        ----------     --------      --------     ---------     ---------     ---------

        3/1/79       $10,000.00      $1.9814        0.00%      5,046.875      $1.9814       $10,000


                       Dividends and Capital Gains Reinvested

                   ============== C O S T  O F  S H A R E S =================
                                      Annual       Cumulative        Total          Annual
                   Cumulative         Income         Income        Investment      Cap Gain
       Date        Investment       Dividends       Dividends        Cost          Distrib'n
       ----        ----------       ---------       ---------      ---------       ---------
       8/31/79         10,000              0               0         10,000              0
       8/31/80         10,000            553             553         10,553              0
       8/31/81         10,000            407             960         10,960              0
       8/31/82         10,000            542           1,501         11,501              0
       8/31/83         10,000            733           2,234         12,234              0
       8/31/84         10,000            801           3,035         13,035              0
       8/31/85         10,000            505           3,540         13,540              0
       8/31/86         10,000            373           3,913         13,913          2,749
       8/31/87         10,000            485           4,398         14,398          4,022
       8/31/88         10,000            937           5,335         15,335          4,464
       8/31/89         10,000            989           6,324         16,324            247
       8/31/90         10,000          1,137           7,461         17,461          6,632
       8/31/91         10,000          1,130           8,590         18,590          1,059
       8/31/92         10,000            803           9,393         19,393          2,919
       8/31/93         10,000            381           9,774         19,774         12,795
       8/31/94         10,000             56           9,830         19,830             56
       8/31/95         10,000            113           9,943         19,943            451

       Totals                          9,943                                        35,395

                    =============== V A L U E  O F  S H A R E S ==================
                                    From                      From
                      From        Cap Gains      Sub-      Dividends        Total        Shares
         Date      Investment    Reinvested      Total     Reinvested       Value         Held
        -----      ----------    ----------     ------     ----------       -----        ------
       8/31/79       12,383             0      12,383            0         12,383         5,047
       8/31/80       15,469             0      15,469          649         16,118         5,259
       8/31/81       15,586             0      15,586        1,037         16,623         5,383
       8/31/82       16,015             0      16,015        1,661         17,676         5,570
       8/31/83       23,633             0      23,633        3,290         26,923         5,750
       8/31/84       25,039             0      25,039        4,385         29,424         5,931
       8/31/85       30,430             0      30,430        5,872         36,302         6,021
       8/31/86       38,632         3,199      41,831        7,889         49,720         6,495
       8/31/87       47,343         9,210      56,553       10,245         66,798         7,121
       8/31/88       33,867        11,378      45,245        8,334         53,579         7,984
       8/31/89       47,187        16,184      63,371       12,933         76,304         8,161
       8/31/90       36,954        18,683      55,637       11,158         66,795         9,123
       8/31/91       45,117        24,128      69,245       15,028         84,273         9,427
       8/31/92       45,273        27,115      72,388       15,879         88,267         9,840
       8/31/93       50,519        44,058      94,577       18,129        112,706        11,259
       8/31/94       52,337        45,699      98,036       18,838        116,874        11,270
       8/31/95       65,559        57,843      123,402      23,747        147,149        11,328

       Totals        65,559        57,843      123,402      23,747        147,149        11,328

       Average Annual Total Return for This Illustration:   17.70% (Annual Compounding)

              Average Annual Total Returns  1-Year    5-Year     10-Year
                   at Net Asset Value                 ------     ------                          -------
              for Periods Ending 6/30/95:   28.38%    12.59%     13.93%

                                                             FROM PARTNERS TRUST

                                                            PREPARED FOR:  BARBARA


                                                  Sales                        Net Asset      Initial
                     Initial      Offering        Charge          Shares         Value       Net Asset
         Date       Investment      Price        Included       Purchased      per Share       Value
         ----       ----------    --------      ---------       ----------     ---------     ---------

        1/20/75    $100,000.00    $2.9100         0.00%         34,364.471      $2.9100       $100,000

                                   Systematic Withdrawal Plan
                            Dividends and Capital Gains Reinvested
              Monthly Withdrawals of $666.67 (8.0% Annually) Beginning 2/28/75

                    ============== AMOUNTS WITHDRAWN ===============
                     From                                                 Annual
         Date       Income        From         Annual     Cumulative     Cap Gain
         ----     Dividends     Principal      Total         Total       Distrib'n
                  ---------     ---------      ------      ---------     ---------
       12/31/75     5,318        2,015         7,333        7,333               0
       12/31/76     4,233        3,767         8,000       15,333               0
       12/31/77     3,267        4,733         8,000       23,333               0
       12/31/78     4,122        3,878         8,000       31,333               0
       12/31/79     6,168        1,832         8,000       39,333               0
       12/31/80     9,210       -1,210         8,000       47,333          40,179
       12/31/81    15,507       -7,507         8,000       55,333          53,866
       12/31/82    23,564      -15,564         8,000       63,333               0
       12/31/83    19,017      -11,017         8,000       71,333          44,374
       12/31/84    19,169      -11,169         8,000       79,333           7,188
       12/31/85    18,242      -10,242         8,000       87,333          35,642
       12/31/86    13,684       -5,684         8,000       95,333          69,975
       12/31/87    26,170      -18,170         8,000      103,333         102,242
       12/31/88    27,730      -19,730         8,000      111,333               0
       12/31/89    33,949      -25,949         8,000      119,333          75,346
       12/31/90    36,929      -28,929         8,000      127,333          16,660
       12/31/91    18,002      -10,002         8,000      135,333          40,788
       12/31/92    10,393       -2,393         8,000      143,333          97,911
       12/31/93     1,342        6,658         8,000      151,333           2,685
       12/31/94     2,677        5,323         8,000      159,333          10,707
        8/31/95         0        5,333         5,333      164,666               0

         Totals   298,694     -134,028       164,666      164,666         597,564

                         ======= VALUE OF REMAINING SHARES======
                         Remaining        Capital
                         Original          Gain            Total           Shares
           Date           Shares          Shares           Value            Held
           ----          ---------        -------          -----           ------
         12/31/75         110,735               0          110,735         33,808
         12/31/76         136,496               0          136,496         32,829
         12/31/77         137,664               0          137,664         31,716
         12/31/78         151,649               0          151,649         30,824
         12/31/79         207,212               0          207,212         30,511
         12/31/80         222,076          45,753          267,829         37,168
         12/31/81         184,895          91,414          276,309         48,327
         12/31/82         234,349         105,949          340,298         51,354
         12/31/83         245,016         152,082          397,098         60,372
         12/31/84         259,418         160,969          420,387         63,525
         12/31/85         311,544         225,673          537,217         70,251
         12/31/86         321,789         300,102          621,891         80,341
         12/31/87         295,384         346,029          641,413         95,573
         12/31/88         348,049         384,170          732,219         98,272
         12/31/89         401,420         489,025          890,445        110,640
         12/31/90         386,054         450,928          836,982        117,240
         12/31/91         454,523         561,044        1,015,567        123,586
         12/31/92         487,673         696,987        1,184,660        135,011
         12/31/93         554,180         804,960        1,359,140        134,568
         12/31/94         538,043         799,728        1,337,771        135,128
          8/31/95         683,111       1,024,298        1,707,409        134,654

          Totals          683,111       1,024,298        1,707,409        134,654

     Average Annual Total Return for This Illustration:  18.21% (Annual Compounding)

              Average Annual Total Returns      1-Year    5-Year     10-Year
                   at Net Asset Value           -------   ------     -------
              for Periods Ending 6/30/95:       23.93%    13.22%     13.61%

                                                             FROM PARTNERS TRUST

                                                            PREPARED FOR:  BARBARA

                                                      Sales                        Net Asset      Initial
                       Initial       Offering        Charge          Shares          Value       Net Asset
         Date        Investment        Price        Included        Purchased      per Share       Value
         ----        ----------      -------        --------        ---------      ---------     ---------

        1/20/75      $10,000.00      $2.9100          0.00%         3,436.447       $2.9100       $10,000


                                  Dividends and Capital Gains Reinvested


                   =============== C O S T  O F  S H A R E S ================
                                Annual           Cumulative       Total          Annual
                   Cumulative   Income           Income           Investment     Cap Gain
       Date        Investment   Dividends        Dividends           Cost        Distrib'n
       ----        ----------   ---------        ----------       ---------      ---------
       8/31/75       10,000             551              551         10,551              0
       8/31/76       10,000             467            1,018         11,018              0
       8/31/77       10,000             383            1,401         11,401              0
       8/31/78       10,000             511            1,912         11,912              0
       8/31/79       10,000             804            2,716         12,716              0
       8/31/80       10,000           1,248            3,965         13,965          5,446
       8/31/81       10,000           2,167            6,131         16,131          7,527
       8/31/82       10,000           3,390            9,521         19,521              0
       8/31/83       10,000           2,802           12,323         22,323          6,537
       8/31/84       10,000           2,883           15,206         25,206          1,081
       8/31/85       10,000           2,795           18,001         28,001          5,461
       8/31/86       10,000           2,127           20,128         30,128         10,879
       8/31/87       10,000           2,409           22,537         32,537         12,101
       8/31/88       10,000           3,739           26,276         36,276          4,006
       8/31/89       10,000           4,786           31,063         41,063          4,206
       8/31/90       10,000           3,090           34,152         44,152          7,945
       8/31/91       10,000           6,011           40,163         50,163          2,709
       8/31/92       10,000           2,956           43,120         53,120          6,694
       8/31/93       10,000           1,722           44,841         54,841         16,219
       8/31/94       10,000             224           45,065         55,065            448
       8/31/95       10,000             449           45,514         55,514          1,796


       Totals                        45,514                                         93,055

                    =============== V A L U E  O F  S H A R E S =================
                                   From                    From
                     From        Cap Gains     Sub-     Dividends        Total        Shares
         Date     Investment    Reinvested     Total    Reinvested       Value         Held
         ----     ----------    ----------     -----    ----------       -----        ------
       8/31/75      11,011             0      11,011        562         11,573        3,612
       8/31/76      13,017             0      13,017      1,122         14,139        3,733
       8/31/77      14,272             0      14,272      1,611         15,883        3,824
       8/31/78      18,039             0      18,039      2,553         20,592        3,923
       8/31/79      21,807             0      21,807      3,959         25,766        4,060
       8/31/80      22,221         5,565      27,786      5,310         33,096        5,118
       8/31/81      18,714        12,022      30,736      6,583         37,319        6,853
       8/31/82      19,295        12,396      31,691     10,333         42,024        7,484
       8/31/83      21,623        20,503      42,126     14,413         56,539        8,985
       8/31/84      21,853        21,871      43,724     17,634         61,358        9,649
       8/31/85      23,630        29,113      52,743     21,864         74,607       10,850
       8/31/86      27,320        45,104      72,424     27,517         99,941       12,571
       8/31/87      30,368        62,659      93,027     33,079        126,106       14,270
       8/31/88      24,809        55,507      80,316     30,914        111,230       15,407
       8/31/89      30,489        72,629      103,118    43,355        146,473       16,509
       8/31/90      26,233        70,024      96,257     40,232        136,489       17,880
       8/31/91      28,943        80,548      109,491    51,605        161,096       19,127
       8/31/92      29,540        89,421      118,961    55,825        174,786       20,333
       8/31/93      34,399       122,629      157,028    66,970        223,998       22,377
       8/31/94      36,221       129,589      165,810    70,749        236,559       22,444
       8/31/95      43,574       158,200      201,774    85,689        287,463       22,671

       Totals       43,574       158,200      201,774    85,689        287,463       22,671

       Average Annual Total Return for This Illustration:   17.69% (Annual Compounding)

              Average Annual Total Returns      1-Year    5-Year     10-Year
                   at Net Asset Value           ------    ------     -------
              for Periods Ending 6/30/95:       23.93%    13.22%     13.61%


                                                                      Appendix C


                                THE ART OF INVESTMENT:
                          A CONVERSATION WITH ROY NEUBERGER

     The Art of Investing:
     A Conversation with Roy Neuberger

                                                "I  firmly believe  that
                                                if  you want  to  manage
                                                your   own  money,   you
                                                must  be  a  student  of
                                                the market.  If you  are
                                                unwilling  or unable  to
                                                do  that,  find  someone
                                                else   to   manage  your
                                                money for you."


                                                NEUBERGER & BERMAN

             [THIS PAGE IS BLANK - IT IS AN INSIDE PAGE OF THIS BROCHURE]

     [PICTURE OF ROY NEUBERGER]



                               During  my more  than sixty-five
                      years  of buying  and selling securities,
                      I've been asked many  questions about  my
                      approach  to  investing.   On  the  pages
                      that  follow   are   a  variety   of   my
                      thoughts,     ideas     and    investment
                      principles  which  have  served  me  well
                      over  the  years.    If  you  gain useful
                      knowledge in the pursuit of profit as well as enjoyment from these comments, I shall be more than content.



                                       \s\ Roy R. Neuberger



                                      YOU'VE BEEN ABLE TO CONDENSE SOME OF THE
                                      CHARACTERISTICS OF SUCCESSFUL INVESTING INTO
                                      FIVE "RULES."  WHAT ARE THEY?

                                      Rule #1: Be flexible.  My philosophy has
                                      necessarily changed from time to time because
                                      of events and because of mistakes.  My views
                                      change as economic, political, and
                                      technological changes occur both on and
                                      sometimes off our planet.  It is imperative
                                      that you be willing to change your thoughts to
                                      meet new conditions.


                                      Rule #2: Take your temperament into account.
                                      Recognize whether you are by nature very speculative or just the opposite - fearful, timid of taking risks. But in any event --

       Diversify your investments,    Rule #3: Be broad-gauged. Diversify your
       make sure that some of your    investments, make sure that some of your
       principal is kept safe, and    principal is kept safe, and try to increase
       try to increase your income    your income as well as your capital.
       as well as your capital.


                                                [PICTURE OF ROY NEUBERGER]






                                      Rule #4: Always remember there are many ways to
                                      skin a cat! Ben Graham and David Dodd did it by
                                      understanding basic values.  Warren Buffet
                                      invested his portfolio in a handful of long-
                                      term holdings, while staying involved with the
                                      companies' managements.  Peter Lynch chose to
                                      understand, first-hand, the products of many
                                      hundreds of the companies he invested in.
                                      George Soros showed his genius as a hedge fund
                                      investor who could decipher world currency
                                      trends.  Each has been successful in his own
                                      way. But to be successful, remember to



                                        - 2 -

                                      Rule #5: Be skeptical. To repeat a few well-worn useful phrases:

                                              A. Dig for yourself.
                                              B. Be from Missouri.
                                              C. If it sounds too good to be true,
                                              it probably is.


                                      IN YOUR 65 YEARS OF INVESTING ARE THERE ANY
                                      GENERAL PATTERNS YOU'VE OBSERVED AS TO HOW THE
                                      MARKET BEHAVES?

                                      Every decade that I've been involved with Wall
                                      Street has a nuance of its own, an economic and
                                      social climate that influences investors.  But
                                      generally, bull markets tend to be longer than
                                      bear markets, and stock prices tend to go up
                                      more slowly and erratically than they go down.
                                      Bear markets tend to be shorter and of greater
                                      intensity.  The market rarely rises or declines
                                      concurrently with business cycles longer than
                                      six months.

                                      AS A LEGENDARY "VALUE INVESTOR," HOW DO YOU
                                      DEFINE VALUE INVESTING?

                                      Value investing means finding the best values -
                                      - either absolute or relative.  Absolute means
                                      a stock has a low market price relative to its
                                      own fundamentals.  Relative value means the
                                      price is attractive relative to the market as a
                                      whole.

                                      COULD YOU DESCRIBE A STOCK WITH "GOOD VALUE"?


                                      A classic example is a company that has a low
                                      price to earnings ratio, a low price to book
                                      ratio, free cash flow, a strong balance sheet,
                                      undervalued corporate assets, unrecognized
                                      earnings turnaround and is selling at a
                                      discount to private market value.

                                      These characteristics usually lead to companies
                                      that are under-researched and have a high
                                      degree of inside ownership and entrepreneurial
                                      management.

                                      One of my colleagues at Neuberger & Berman says
                                      he finds his value stocks either "under a
                                      cloud" or "under a rock."  "Under a cloud"
                                      stocks are those Wall Street in general doesn't
                                      like, because an entire industry is out of
                                      favor and even the good stocks are being
                                      dropped.  "Under a rock" stocks are those Wall
                                      Street is ignoring, so you have to uncover them
                                      on your own.

                                      ARE THERE OTHER KEY CRITERIA YOU USE TO JUDGE
                                      STOCKS?


                                      I'm more interested in longer-term trends in
                                      earnings than short-term trends.  Earnings
                                      gains should be the product of long-term
                                      strategies, superior management, taking
                                      advantage of business opportunities and so on.
                                      If these factors are in their proper place,
                                      short-term earnings should not be of major
                                      concern.  Dividends are an important extra
                                      because, if they're stable, they help support
                                      the price of the stock.

                                      WHAT ABOUT SELLING STOCKS?

                                      Most individual investors should invest for the
                                      long term but not mindlessly.  A sell
                                      discipline, often neglected by investors, is
                                      vitally important.

       "One should fall in love       One should fall in love with ideas, with
       with ideas, with people or     people, or with idealism.  But in my book, the
       with idealism.  But in my      last thing to fall in love with is a particular
       book, the last thing to        security. It is after all just a sheet of paper
       fall in love with is a         indicating a part ownership in a corporation
       particular security."          and its use is purely mercenary.  If you must
                                      love a security, stay in love with it until it
                                      gets overvalued; then let somebody else fall in
                                      love.



                                                [PICTURE OF ROY NEUBERGER]

                                      ANY OTHER ADVICE FOR INVESTORS?

                                      I firmly believe that if you want to manage
                                      your own money, you must be a student of the
                                      market.  If you're unwilling or unable to do
                                      that, find someone else to manage your money
                                      for you.  Two options are a well-managed no-
                                      load mutual fund or, if you have enough assets
                                      for separate account management, a money
                                      manager you trust with a good record.


                                      HOW WOULD YOU DESCRIBE YOUR PERSONAL INVESTING
                                      STYLE?

                                      Every stock I buy is bought to be sold.  The
                                      market is a daily event, and I continually
                                      review my holdings looking for selling
                                      opportunities.  I take a profit occasionally on
                                      something that has gone up in price over what
                                      was expected and simultaneously take losses
                                      whenever misjudgment seems evident. This
                                      creates a reservoir of buying power that can be
                                      used to make fresh judgments on what are the
                                      best values in the market at that time. My
                                      active investing style has worked well for me
                                      over the years, but for most investors I
                                      recommend a longer-term approach.

                                      I tend not to worry very must about the day to
                                      day swings of the market, which are very hard
                                      to comprehend.  Instead, I try to be rather
                                      clever in diagnosing values and trying to win
                                      70 to 80 percent of the time.

                                      YOU BEGAN INVESTING IN 1929.  WHAT WAS YOUR
                                      EXPERIENCE WITH THE "GREAT CRASH"?

                                      The only money I managed in the Panic of 1929
                                      was my own.  My portfolio was down about 12
                                      percent, and I had an uneasy feeling about the
                                      market and conditions in general.  Those were
                                      the days of 10 percent margin.  I studied the
                                      lists carefully for a stock that was overvalued
                                      in my opinion and which I could sell short as a
                                      hedge. I came across RCA at about $100 per
                                      share.  It had recently split 5 for 1 and
                                      appeared overvalued.  There were no dividends,
                                      little income, a low net worth and a weak
                                      financial position.  I sold RCA short in the
                                      amount equal to the dollar value of my long
                                      portfolio.  It proved to be a timely and
                                      profitable move.

                                      HOW DID THE CRASH OF 1929 AFFECT YOUR INVESTING
                                      STYLE?


                                      I am prematurely bearish when the market goes
                                      up for a long time and everybody is happy
                                      because they are richer.  I am very bullish
                                      when the market has gone down perceptibly and I
                                      feel it has discounted any troubles we are
                                      going to have.

                                      HOW IMPORTANT ARE PSYCHOLOGICAL FACTORS TO
                                      MARKET BEHAVIOR?

                                      There are many factors in addition to economic
                                      statistics or security analysis in a buy or
                                      sell decision.  I believe psychology plays an
                                      important role in the Market.  Some people
                                      follow the crowd in hopes they'll be swept
                                      along in the right direction, but if the crowd
                                      is late in acting, this can be a bad move.

                                      I like to be contrary.  When things look bad, I
                                      become optimistic. When everything looks rosy,
                                      and the crowd is optimistic, I like to be a
                                      seller.  Sometimes I'm too early, but I
                                      generally profit.

                                      AS A RENOWNED ART COLLECTOR, DO YOU FIND
                                      SIMILARITIES BETWEEN SELECTING STOCKS AND
                                      SELECTING WORKS OF ART?

                                      Both are an art, although picking stocks is a
                                      minor art compared with painting, sculpture or
       "When things look bad, I       literature.  I started buying art in the 30s,
       become optimistic.  When       and in the 40s it was a daily, almost hourly
       everything looks rosy, and     occurrence.  My inclination to buy the works of
       the crowd is optimistic, I     living artists comes from Van Gogh, who sold
       like to be a seller."          only one painting during his lifetime.  He died
                                      in poverty, only then to become a legend and
                                      have his work sold for millions of dollars.




                                                [PICTURE OF ROY NEUBERGER]


                                      There are more variables to consider now in
                                      both buying art and picking stocks.  In the
                                      modern stock markets, the heavy use of futures
                                      and options has changed the nature of the
                                      investment world.  In past times, the stock
                                      market was much less complicated, as was the
                                      art world.

                                      Artists rose and fell on their own merits
                                      without a lot of publicity and attention.  As
                                      more and more dealers are involved with
                                      artists, the price of their work becomes
                                      inflated.  So I almost always buy works of
                                      unknown, relatively undiscovered artists,
                                      which, I suppose is similar to value investing.

                                      But the big difference in my view of art and stocks is that I buy a stock to sell it and make money. I never bought paintings or sculptures for investment in my life. The objective is to enjoy their beauty.

                                      WHAT DO YOU CONSIDER THE BUSINESS MILESTONES IN
                                      YOUR LIFE?

                                      Being a founder of Neuberger & Berman and
                                      creating one of the first no-load mutual funds.
                                      I started on Wall Street in 1929, and during
                                      the depression I managed my own money and that
                                      of my clientele.  We all prospered, but I
                                      wanted to have my own firm.  In 1939 I became a
                                      founder of Neuberger & Berman, and for about 10
                                      years we managed money for individuals with
                                      substantial financial assets.  But I also
                                      wanted to offer the smaller investor the
                                      benefits of professional money management, so
                                      in 1950 I created the Guardian Mutual Fund (now
                                      known as the Neuberger & Berman Guardian Fund).
                                      The Fund was kind of an innovation in its time
                                      because it didn't charge a sales commission.  I
                                      thought the public was being overcharged for
                                      mutual funds, so I wanted to create a fund that
                                      would be offered directly to the public without
                                      a sales charge.  Now of course the "no-load"
                                      fund business is a huge industry.  I managed
                                      the Fund myself for over 28 years.


                                                [PICTURE OF ROY NEUBERGER]


                                      YOU'RE IN YOUR NINETIES AND STILL YOU GO INTO
                                      THE OFFICE EVERY DAY TO MANAGE YOUR
                                      INVESTMENTS.  WHY?

                                      I like the fun of being nimble in the stock market, and I'm addicted to the market's fascinations.

                                      WHAT CLOSING WORDS OF ADVICE DO YOU HAVE ABOUT
                                      INVESTING?

                                      Realize that there are opportunities at all
                                      times for the adventuresome investor.  And stay
                                      in good physical condition.  It's a strange
                                      thing.  You do not dissipate your energies by
                                      using them.  Exercise your body and your brain
                                      every day, and you'll do better in investments
                                      and in life.

                                      ROY NEUBERGER:  A BRIEF BIOGRAPHY

                                      Roy Neuberger is a founder of the investment
                                      management firm Neuberger & Berman, and a
                                      renowned value investor.  He is also a
                                      recognized collector of contemporary American
                                      art, much of which he has given away to museums
                                      and colleges across the country.

                                              During the 1920s, Roy studied art in
                                      Paris.  When he realized he didn't possess the
                                      talent to become an artist, he decided to
                                      collect art, and to support this passion, Roy
                                      turned to investing -- a pursuit for which his
                                      talents have proven more than adequate.


                                      A TALENT FOR INVESTING

                                              Roy began his investment career by
                                      joining a brokerage firm in 1929, seven months
                                      before the "Great Crash."  Just weeks before
                                      "Black Monday," he shorted the stock of RCA,
                                      thinking it was overvalued.  He profited from
                                      the falling market and gained a reputation for
                                      market prescience and stock selection that has
                                      lasted his entire career.

                                      NEUBERGER & BERMAN'S FOUNDING

                                              Roy's investing acumen attracted many
                                      people who wished to have him manage their
                                      money.  In 1939, at the age of 36, after
                                      purchasing a seat on the New York Stock
                                      Exchange, Roy founded Neuberger & Berman to
                                      provide money management services to people who
                                      lacked the time, interest or expertise to
                                      manage their own assets.

                                      NEUBERGER & BERMAN -- OVER FIVE DECADES OF
                                      GROWTH

                                              Neuberger & Berman has grown through
                                      the years and now manages approximately $30
                                      billion of equity and fixed income assets, both
                                      domestic and international, for individuals,
                                      institutions, and its family of no-load mutual
                                      funds.  Today, as when the firm was founded,
                                      Neuberger & Berman follows a value approach to
                                      investing, designed to enable clients to
                                      advance in good markets and minimize losses
                                      when conditions are less favorable.















                                              For more complete information about
                                              the Neuberger & Berman Guardian Fund,
                                              including fees and expenses, call
                                              Neuberger & Berman Management at 800-
                                              877-9700 for a free prospectus.
                                              Please read it carefully, before you
                                              invest or send money.

                                                       Neuberger & Berman Management
                                                       Inc.[SERVICE MARK]

                                                               605 Third Avenue, 2nd
                                                               Floor
                                                               New York, NY  10158-
                                                               0006
                                                               Shareholder Services
                                                               (800) 877-9700

                                                               [COPYRIGHT
                                                               SYMBOL]1995 Neuberger
                                                               & Berman

                                                PRINTED ON RECYCLED PAPER
                                                    WITH SOY BASED INKS

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